                                                                     Exhibit 4.3


                                                                  EXECUTION COPY


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                      DEBT SERVICE RESERVE LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT


                            Dated as of June 1, 1999


                                      among



                              AES IRONWOOD, L.L.C.,
                                   as Company,



                       DRESDNER BANK AG, NEW YORK BRANCH,
                      as the Issuing Bank, a Bank and Agent


                                       and



                             THE BANKS PARTY HERETO




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


                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.............................................................................................1

   SECTION 1.1       DEFINITIONS..................................................................................1
   SECTION 1.2       CONSTRUCTION.................................................................................7

ARTICLE II DSR LETTER OF CREDIT...................................................................................7

   SECTION 2.1       COMMITMENTS..................................................................................7
   SECTION 2.2       AMOUNT AND TERM OF DSR LETTER OF CREDIT......................................................7
   SECTION 2.3       PARTICIPATION IN DSR LETTER OF CREDIT........................................................9
   SECTION 2.4       DRAWING AND REIMBURSEMENT....................................................................9
   SECTION 2.5       FEES........................................................................................10
   SECTION 2.6       INTEREST....................................................................................11
   SECTION 2.7       REPAYMENT...................................................................................14
   SECTION 2.8       PREPAYMENTS.................................................................................15
   SECTION 2.9       SECURITY....................................................................................15
   SECTION 2.10      PAYMENTS....................................................................................15
   SECTION 2.11      COMPUTATION OF INTEREST AND FEES............................................................16
   SECTION 2.12      PAYMENTS ON NON-BUSINESS DAYS...............................................................16
   SECTION 2.13      SHARING OF PAYMENTS, ETC....................................................................16
   SECTION 2.14      EVIDENCE OF DEBT............................................................................17
   SECTION 2.15      INCREASED COSTS AND REDUCED RETURNS.........................................................17
   SECTION 2.16      CAPITAL ADEQUACY............................................................................19
   SECTION 2.17      TAXES.......................................................................................20
   SECTION 2.18      ILLEGALITY..................................................................................21
   SECTION 2.19      EXTENSION OF DSR LETTER OF CREDIT; ASSIGNMENTS BY BANKS.....................................22
   SECTION 2.20      REDUCTION IN COMMITMENTS/REIMBURSEMENTS.....................................................23
   SECTION 2.21      RIGHT OF SET-OFF............................................................................23

ARTICLE III CONDITIONS PRECEDENT.................................................................................23

   SECTION 3.1       CONDITIONS PRECEDENT TO CLOSING DATE........................................................23
   SECTION 3.2       CONDITIONS PRECEDENT TO ISSUE DATE..........................................................24

ARTICLE IV REPRESENTATIONS AND WARRANTIES........................................................................25

   SECTION 4.1       REPRESENTATIONS AND WARRANTIES OF COMPANY...................................................25
   SECTION 4.2       REPRESENTATIONS AND WARRANTIES OF THE ISSUING BANK..........................................25

ARTICLE V COVENANTS..............................................................................................26

   SECTION 5.1       COVENANTS...................................................................................26

ARTICLE VI DEFAULTS AND REMEDIES.................................................................................27

   SECTION 6.1       EVENTS OF DEFAULT...........................................................................27
   SECTION 6.2       REMEDIES....................................................................................27
   SECTION 6.3       COLLATERALIZATION UPON ACCELERATION OF THE BONDS............................................27

ARTICLE VII CHARACTER OF OBLIGATIONS.............................................................................28

   SECTION 7.1       OBLIGATIONS ABSOLUTE........................................................................28
   SECTION 7.2       LIMITED LIABILITY OF AGENT AND BANKS........................................................29

ARTICLE VIII THE AGENT...........................................................................................29

   SECTION 8.1       AUTHORIZATION AND ACTION....................................................................29
   SECTION 8.2       AGENT'S RELIANCE, ETC.......................................................................30
   SECTION 8.3       THE AGENT, THE ISSUING BANK AND AFFILIATES..................................................30
   SECTION 8.4       BANK CREDIT DECISION........................................................................31

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   SECTION 8.5       INDEMNIFICATION.............................................................................31
   SECTION 8.6       SUCCESSOR AGENT.............................................................................31
   SECTION 8.7       COLLATERAL..................................................................................32

ARTICLE IX MISCELLANEOUS.........................................................................................32

   SECTION 9.1       AMENDMENTS, ETC.............................................................................32
   SECTION 9.2       NOTICES, ETC................................................................................32
   SECTION 9.3       NO WAIVER, REMEDIES.........................................................................33
   SECTION 9.4       COSTS AND EXPENSES..........................................................................33
   SECTION 9.5       APPLICATION OF MONEY........................................................................34
   SECTION 9.6       SEVERABILITY................................................................................34
   SECTION 9.7       NON-RECOURSE LIABILITY......................................................................34
   SECTION 9.8       BINDING EFFECT..............................................................................35
   SECTION 9.9       ASSIGNMENTS AND PARTICIPATIONS..............................................................35
   SECTION 9.10      INDEMNIFICATION.............................................................................36
   SECTION 9.11      GOVERNING LAW; SUBMISSION OF JURISDICTION; VENUE; WAIVER OF JURY TRIAL......................37
   SECTION 9.12      HEADINGS....................................................................................38
   SECTION 9.13      EXECUTION IN COUNTERPARTS...................................................................38

Exhibit A               Form of DSR Letter of Credit
Exhibit B               Form of DSR LOC Loan Promissory Note
Exhibit C               Form of Assignment and Acceptance
Exhibit D               Amortization Schedule
Exhibit E               Form of DSR LOC Term Loan Promissory Note
Exhibit F               Form of DSR Bond Note

                      DEBT SERVICE RESERVE LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT


         This DEBT SERVICE RESERVE LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of June 1, 1999 (this "Agreement"), is entered into by and among (1) AES IRONWOOD, L.L.C., a Delaware limited liability company (the "Company"); (2) DRESDNER BANK AG, NEW YORK BRANCH, as the Issuing Bank (the "Issuing Bank"); (3) DRESDNER BANK AG, NEW YORK BRANCH, in its individual capacity, together with each other bank that becomes a party hereto pursuant to Section 9.9 (each, including the Issuing Bank, a "Bank" and collectively, the "Banks"); and (4) DRESDNER BANK AG, NEW YORK BRANCH, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

         WHEREAS, the Company is constructing and will own a gas-fired combined cycle electric generating facility in South Lebanon Township, Lebanon County, Pennsylvania, with a net design capacity of approximately 705 megawatts and related property and facilities;

         WHEREAS, the Company intends to finance the construction and equipping of the Facility primarily through the issuance of the Bonds, the net proceeds of which shall be received by the Company and shall be used to pay project costs related to the Facility;

         WHEREAS, the Company has duly authorized the creation and issuance of the Bonds pursuant to the Indenture; and

         WHEREAS, in order to provide assurances in respect of the Company's satisfaction of its payment obligations under the Bonds and the Indenture, the Company has requested that the Issuing Bank agree to issue and the Banks participate in, and the Issuing Bank is willing to agree to issue and the Banks are willing to participate in, the DSR Letter of Credit upon the terms and conditions hereinafter set forth.

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions.

         (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture.

         (b) The following terms are used in this Agreement with the following respective meanings:

         "Adjusted Base Rate" means the higher of (i) the Federal Funds Rate plus .50% and (ii) the Reference Rate.

         "Assignment and Acceptance" means an Assignment and Acceptance entered into by a Bank and another Person, substantially in the form of Exhibit C.

         "Bank" has the meaning set forth in the preamble of this Agreement.

         "Base Rate Loan" means a DSR Loan, or portion thereof, bearing interest at a rate determined with reference to the Adjusted Base Rate.

         "Bond Conversion Event" means, in respect of a DSR LOC Loan, the failure by the Company to have repaid (i) at least 50% of the original amount of such DSR LOC Loan on the date 30 months after the making of such DSR LOC Loan or
(ii) the full amount of such DSR LOC Loan by the DSR LOC Loan Required Payment Date.

         "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York, and with respect to all notices and determinations in connection with, advances of, continuations of, conversions from and to, and payments of principal and interest on, Eurodollar Rate Loans, any day that is also a day for trading by and between banks in U.S. dollar deposits in the London interbank Eurodollar market.

         "Closing Date" means the date on which the conditions precedent set forth in Section 3.1 have been fulfilled.

         "Commitment" of a Bank at any time means (i) an amount equal to the product of (A) the Maximum Stated Amount at such time, as the same may be reduced from time to time in accordance with the provisions of this Agreement, and (B) such Bank's Percentage Interest as set forth opposite the name of such Bank on the signature pages hereof, or if one or more Assignments and Acceptances shall have been entered into, as set forth in the register of the Agent set forth for such purpose, or (ii) as the context may require, the obligation of such Bank to make loans in an aggregate amount of principal at any time outstanding not exceeding such amount.

         "Commitments" means all of the Commitments.

         "Company" has the meaning set forth in the preamble of this Agreement.

         "Credit Documents" means this Agreement, the Security Documents, the Collateral Agency Agreement, each DSR Note and the DSR Letter of Credit.

         "Default" means an event that with the giving of any required notice and/or the lapse of any required time would constitute an Event of Default.

         "Dollars" and "$" means freely transferable United States dollars.

         "Drawing" means a drawing under the DSR Letter of Credit.

         "DSR Bond" has the meaning set forth in Section 2.7(h).

         "DSR Bond Note" has the meaning set forth in Section 2.7(j).

         "DSR Letter of Credit" means a letter of credit in favor of the Collateral Agent substantially in the form of Exhibit A, issued or to be issued by the Issuing Bank.

         "DSR Loan" means any DSR LOC Loan, DSR LOC Term Loan or DSR Bond, as applicable.

         "DSR LOC Loan" has the meaning set forth in Section 2.4.

         "DSR LOC Loan Note" has the meaning set forth in Section 2.14(a).

         "DSR LOC Loan Required Payment Date" means, in respect of each DSR LOC Loan, the date five years from the date such DSR LOC Loan is made by the Banks pursuant to the terms of this Agreement.

         "DSR LOC Term Loan" means a DSR LOC Term Loan made as a result of the occurrence of a Step-Up Event either to fund a Drawing made upon such occurrence or by way of the conversion of then outstanding DSR LOC Loans.

         "DSR LOC Term Loan Note" has the meaning set forth in Section 2.7(f).

         "DSR LOC Term Loan Required Payment Date" means, in respect of each DSR LOC Term Loan, the fortieth (40th) Quarterly Date occurring after such DSR LOC Term Loan is made by the Banks pursuant to the terms of this Agreement.

         "DSR Note" means any DSR LOC Note, DSR LOC Term Note or DSR Bond Note, as applicable.

         "Eurocurrency Liabilities" has the meaning set forth in Regulation D.

         "Eurocurrency Reserve Period" has the meaning set forth in Section 2.15(b).

         "Eurodollar Rate" means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the offered rates which appear on the Telerate page 3750, British Bankers Association Interest Settlement Rates for deposits in Dollars (or such other system for the purpose of displaying rates of leading reference banks in the London interbank market, as designated by the Agent) as of 11:00 a.m. (London time) on the day two Business Days prior to the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Rate Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

         "Eurodollar Rate Loan" means a DSR Loan, or portion thereof, bearing interest at a rate determined with reference to the Eurodollar Rate.

         "Event of Default" has the meaning set forth in Section 6.1.

         "Excluded Taxes" has the meaning set forth in Section 2.17(a).

         "Expiration Date" means the earlier of (i) five years from the Issue Date and (ii) the 60th day after written notice of termination of the DSR Letter of Credit is given by the Agent to the Collateral Agent and the Trustee upon or after the occurrence of an Event of Default; provided, however, that the Expiration Date of the DSR Letter of Credit may be extended as set forth in
Section 2.2(b) whereupon the Expiration Date of the DSR Letter of Credit shall be such extended Expiration Date.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         "Guaranteed Completion Date" has the meaning set forth in the EPC Contract.

         "Indemnified Party" has the meaning set forth in Section 9.10.

         "Interest Period" means with respect to each Eurodollar Rate Loan, a period commencing on the date specified in the applicable Notice of Interest Rate Election and ending one, three or six calendar months thereafter, as the Company may elect in the applicable Notice of Interest Rate Election; provided, that:

         (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

         (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

         (c) no Interest Period shall be selected to be applicable to a DSR Loan if such Interest Period ends after the next scheduled principal payment date therefor pursuant to this Agreement and the relevant DSR Note unless, at the time of such selection, there are DSR Loans outstanding of the same type (i.e., DSR LOC Loans, DSR LOC Term Loans or DSR Bonds) the Interest Period(s) applicable to which end on or before such scheduled payment date which the Company reasonably determines are in an aggregate principal amount at least equal to the amount of such next scheduled principal payment; and

         (d) no Interest Period shall end after the latest relevant Required Payment Date.

         "Issue Date" means the Business Day on which the Issuing Bank shall issue the DSR Letter of Credit in accordance with Section 2.2(a) and Section 3.2.

         "Issuing Bank" has the meaning set forth in the preamble of this Agreement.

         "Loan Obligations" means the Drawings and the principal of all DSR Loans (including but not limited to the Company's obligations in respect of amounts not yet disbursed).

         "Maximum Stated Amount" means at any time, the highest amount set forth as a Stated Amount Value shown in Schedule 1 to the DSR Letter of Credit as in effect at such time.

         "Mortgage Basis" means in respect of each DSR LOC Term Loan, an amortization schedule which, taking into account the interest rate applicable to such DSR LOC Term Loan determined in accordance with Section 2.7(e) and assuming payments are made on Interest Payment Dates, results in levelized payment of the principal of and interest on such DSR LOC Term Loan to and including the DSR LOC Term Loan Required Payment Date applicable thereto.

         "Non-Recourse Party" has the meaning specified in Section 9.7.

         "Notice Date" has the meaning set forth in Section 2.2(b).

         "Notice of Interest Rate Election" has the meaning set forth in Section 2.6(b).

         "Obligations" means all of the Loan Obligations and any and all other obligations of the Company to the Issuing Bank, the Banks or the Agent under or in connection with the Credit Documents, whether for interest, fees, expenses, indemnification or otherwise.

         "Participant" has the meaning set forth in Section 9.9(b).

         "Percentage Interest" means, for each Bank, the fraction, expressed as a percentage, where the numerator is the Commitment of such Bank and the denominator is the aggregate of all the Commitments held by all the Banks, as set forth on the signature page opposite the name and signature of each respective Bank or if applicable, in Schedule 1 to any Assignment and Acceptance.

         "Purchasing Bank" has the meaning set forth in Section 9.9(a).

         "Quarterly Date" means each Bond Payment Date during the term of this Agreement.

         "Reference Rate" means the variable rate of interest per annum officially announced or published by the Agent from time to time as its "reference rate," such rate being set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate. For purposes of this Agreement, each change in the

Reference Rate shall be effective as of the opening of business on the date announced as the effective date of the change in such "reference rate."

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Regulatory Change" means, subsequent to the date of this Agreement, any adoption or change in United States Federal, state or municipal or foreign law or regulations (including Regulation D) or the adoption or change or making of any application, interpretation, directive, request or guideline of or under any United States Federal, state or municipal or foreign law or regulations by any court, central bank or Governmental Authority.

         "Required Banks" means, at any time, Banks (one of which shall be the Agent) owed at least 66-2/3% of the sum of Loan Obligations then outstanding and/or the Commitments; provided, however, that, if and so long as there are only two Banks, then "Required Banks" shall mean both of such Banks.

         "Required Payment Date" means in the case of any DSR LOC Loan, the DSR LOC Loan Required Payment Date, in the case of a DSR LOC Term Loan, the applicable DSR LOC Term Loan Required Payment Date or in the case of any DSR Bond, the Final Maturity Date.

         "Stated Amount" means the amount (not to exceed the Maximum Stated Amount) available to be drawn under the DSR Letter of Credit as of each Quarterly Date, which amount shall equal the Stated Amount Value for such date as in effect from time to time pursuant to the terms of this Agreement.

         "Stated Amount Value" means, for any date, the Stated Amount Value for such date set forth in Schedule 1 to the Letter of Credit and as adjusted from time to time pursuant to Sections 2.2 and 2.7.

         "Step-Up Event" means (i) the failure of the DSR Letter of Credit to have been extended or replaced at least 45 days prior to the termination date of such DSR Letter of Credit or (ii) if the credit rating of the Issuing Bank is less than the Required Rating, the failure of the DSR Letter of Credit to have been replaced within 45 days after the failure to satisfy the requirements of the Required Rating with a replacement letter of credit issued by an issuer that satisfies the requirements of the Required Rating and, in either case, the Collateral Agent has made a Drawing on such DSR Letter of Credit in an amount sufficient to fund the Debt Service Reserve Account up to the DSRA Required Balance.

         "Taxes" means any and all present or future income, stamp, transfer, turnover and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and any and all interest, penalties, claims or other liabilities arising under or relating thereto, including those imposed on any of the Banks or on payments to be made to or received by any of them from the Company hereunder.

         "Termination Notice" has the meaning set forth in Section 2.2(f).

         SECTION 1.2 Construction.

         In this Agreement, unless expressly specified to the contrary: the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible, visible form, but shall not include electronic mail; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation;" references to articles, sections (or subdivisions of sections), recitals, appendices, exhibits, annexes or schedules are to those of this Agreement; references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; references to Persons include their respective permitted successors and assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities; and all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with GAAP as in effect from time to time, on a basis consistent with the most recent audited financial statements, if any, of the relevant Person delivered to the Agent, or otherwise reasonably acceptable to the Agent.

                                   ARTICLE II

                              DSR LETTER OF CREDIT

         SECTION 2.1 Commitments.

         Each Bank irrevocably agrees severally, on the terms and conditions contained in this Agreement, to participate in the DSR Letter of Credit and each Drawing thereunder in the Percentage Interest of such Bank and in an aggregate amount not to exceed at any time such Bank's Commitment.

         SECTION 2.2 Amount and Term of DSR Letter of Credit.

         (a) Subject to the terms and conditions contained in this Agreement:

                  (i) The Issuing Bank irrevocably agrees to issue the DSR Letter of Credit on the Issue Date for the account of the Company and in the Stated Amount equal to the Stated Amount Value set forth for the Issue Date in Schedule 1 to the form of the DSR Letter of Credit attached to this Agreement as Exhibit A (Schedule 1 shall be prepared by the Company and submitted to the Issuing Bank no later than 1 Business Day prior to the Issue Date). Schedule 1 to the DSR Letter of Credit when issued shall include a schedule of Stated Amount Values in effect for the entire term of the DSR Letter of Credit. For each date during the term of the DSR Letter of Credit, the Stated Amount Value shall be the sum of (x) the total amount of principal and interest on the Bonds payable on the first two Quarterly Dates next succeeding such date, plus (y) an amount equal to six months' interest on the amount described in the preceding clause (i), computed at a rate per annum equal to (A) 2% plus (B) the Eurodollar Rate for a three month Interest Period as in effect two Business Days prior to the Issue Date (or in the case of an extension of the Expiration Date of the DSR Letter of Credit, two Business Days prior to the date on which the Issuing Bank issues its notice of confirmation extending the Expiration Date of the DSR Letter of Credit) plus (C) 50 basis points.

                  (ii) If the DSRA Required Balance for any period is reduced by a prepayment of the principal of the Bonds, the Stated Amount Values for such period shall be correspondingly reduced.

                  (iii) Each of the Stated Amount Values set forth in Schedule 1 to the DSR Letter of Credit as in effect from time to time shall be reduced and/or from time to time in accordance with the provisions of
         Section 2.2(c), (e) and (f) and shall be reduced and reinstated from time to time in accordance with Section 2.7(b) and (c).

         (b) On or prior to the date that is 120 days prior to the original Expiration Date of the DSR Letter of Credit or any extension thereof pursuant to this Section 2.2(b) (the "Notice Date"), the Agent may on behalf of the Banks in accordance with Section 2.19(a) extend the original or extended Expiration Date, as the case may be, of such DSR Letter of Credit for an additional one or more years beyond the original or extended Expiration Date, as the case may be. The Agent shall notify the Company, the Collateral Agent and the Trustee of the Banks' decision regarding such extension on or prior to the applicable Notice Date. Failure of the Agent to provide the Company, the Collateral Agent and the Trustee with written notice of renewal on or prior to the applicable Notice Date in respect of the original Expiration Date or any extended Expiration Date, as the case may be, or imposition of additional terms and conditions adverse to the Company (in the Company's reasonable judgment) in respect of such renewal, shall be deemed to constitute non-renewal of the DSR Letter of Credit beyond the original or extended Expiration Date, as the case may be. If the Agent agrees to extend the then current Expiration Date, the Expiration Date of the DSR Letter of Credit shall, effective upon the giving of such notice to the Company, be such extended date.

         (c) (i) If a Step-Up Event shall have occurred and the Collateral Agent shall have made a Drawing in accordance with Section 2.4, the DSR Letter of Credit shall thereupon terminate.

                  (ii) If a Bond Conversion Event shall have occurred, and the Agent, subject to the approval of the Required Banks, elects to convert any DSR LOC Loan into a DSR Bond in accordance with Section 2.7(h), each of the Stated Amount Values set forth in Schedule 1 to the DSR Letter of Credit as then in effect shall be reduced by an amount equal to the amount of the DSR LOC Loan so converted, and the Maximum Stated Amount correspondingly reduced.

         (d) [Reserved].

         (e) To the extent the DSRA Required Balance for any period is reduced by a prepayment of the principal of the Bonds at a time when there are amounts on deposit in the Debt Service Reserve Account, then the Stated Amount Value for each affected date, as set forth in Schedule 1 to the DSR Letter of Credit, shall be reduced to an amount equal to not less than the excess of (i) the DSRA Required Balance (with interest calculated as provided for in Section 2.2(a)(i)) applicable to such affected date, over (ii) the amount on deposit in the Debt Service Reserve Account on the date such prepayment is made.

         (f) The Issuing Bank shall have the right, upon the occurrence and during the continuance of an Event of Default, to deliver to the Collateral Agent and the Trustee a notice in the form of Annex 2 to the DSR Letter of Credit (a "Termination Notice"), which notice shall be given at least sixty (60) days prior to the date of termination referred to in such notice. After the delivery by the Issuing Bank of a Termination Notice, the Stated Amount shall be neither increased, nor reinstated upon payment of any DSR LOC Loans, notwithstanding any other provision of this Agreement to the contrary.

         (g) The Agent shall, solely for informational purposes, deliver to the Company a copy of any Termination Notice given to the beneficiary under the DSR Letter of Credit; provided, however, that the Banks' ability to terminate the DSR Letter of Credit shall not be contingent upon the Agent's delivery to the Company of such notice and that neither the Agent nor the Banks shall incur any liability whatsoever as a result of the Agent's failure to deliver such notice to the Company.

         SECTION 2.3 Participation in DSR Letter of Credit.

         Simultaneously with the issuance of the DSR Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Bank, and each Bank shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in the DSR Letter of Credit, each Drawing and the other Loan Obligations in respect thereof in an amount equal to such Bank's Percentage Interest therein. The Agent shall promptly advise each Bank of any reduction in the Maximum Stated Amount, change in the Stated Amount or Expiration Date in respect of the DSR Letter of Credit or the cancellation or other termination of the DSR Letter of Credit and any Drawing; provided, however, that failure to provide such notice shall not limit or impair the rights of the Agent hereunder or under the Financing Documents.

         SECTION 2.4 Drawing and Reimbursement.

         (a) The payment by the Issuing Bank of a Drawing shall constitute the making by the Issuing Bank of a loan to the Company in the amount of such payment. In the event that a Drawing is not repaid by the Company by 10:00 a.m. (New York City time), on the day of such Drawing, the Agent shall promptly notify each other Bank. Each such Bank (including the Issuing Bank in its capacity as a Bank) shall, on the day of such notification, make a loan to the Company, which shall be used to repay the applicable portion of the Issuing Bank's loan with respect to such Drawing, in an amount equal to the amount of such Bank's Percentage Interest in such Drawing, for application to repay the Issuing Bank (each such loan by a Bank to be referred to as a "DSR LOC Loan"), and shall deliver to the Agent for the Issuing Bank's account, on the day of such notification and in immediately available funds, the amount of such DSR LOC Loan. In the event that any Bank fails to make available to the Agent for the account of the Issuing Bank the amount of such DSR LOC Loan, the Issuing Bank shall be entitled to recover such amount on demand from such Bank together with interest thereon at the Federal Funds Rate and until such reimbursement is made, the unreimbursed amount of the Issuing Bank's loan shall be deemed to be a DSR LOC Loan for all purposes of this Agreement.

         (b) If a Step-Up Event shall have occurred, the Collateral Agent shall
(i) make a Drawing on the DSR Letter of Credit in an amount equal to the lesser of (A) the Stated Amount of the DSR Letter of Credit as in effect immediately prior to such Drawing and (B) the positive difference between (x) the DSRA Required Balance and (y) amounts then on deposit in the Debt Service Reserve Account (such Drawing shall be funded as a DSR LOC Term Loan), and (ii) deposit such amount in the Debt Service Reserve Account, and the DSR Letter of Credit shall thereupon terminate.

         SECTION 2.5 Fees.

         The Company shall pay the following fees to the Agent for the respective accounts of the Persons specified below:

         (a) on the Closing Date, for the account of the Issuing Bank an upfront fee equal to the product of (x) the Maximum Stated Amount and (y) 1% per annum;

         (b) after the Closing Date and up to but not including the Issue Date, for the respective accounts of the Banks, a commitment fee equal to the product of (x) the Maximum Stated Amount and (y) 0.375% per annum, payable quarterly in arrears on the last Business Day of each February, May, August and November (each such Business Day, a "Quarterly Date") occurring after the Closing Date;

         (c) from and including the Issue Date, for the respective accounts of the Banks, a letter of credit fee equal to the product of (x) the average daily Maximum Stated Amount and (y) 1.3% per annum, payable quarterly in arrears on each Quarterly Date occurring after the Issue Date; and

         (d) from and including the Issue Date, for the account of the Issuing Bank, a fronting fee equal to the product of (x) the average daily Maximum Stated Amount and (y) 0.15% per annum payable quarterly in arrears on each Quarterly Date occurring after the Issue Date.

         SECTION 2.6 Interest.

         (a) Rate. The Company shall pay interest on the unpaid principal amount of each DSR Loan from the date such DSR Loan is made until such principal amount has been paid in full as follows:

                  (i) Base Rate Loans.

                     As to Base Rate Loans, at a rate per annum equal to the sum of (x) the Adjusted Base Rate plus (y) 1%, payable monthly in arrears on the first Business Day of each month; and

                  (ii) Eurodollar Rate Loans.

                     As to Eurodollar Rate Loans, at a rate per annum equal to the sum of (x) the Eurodollar Rate plus (y) 2%, payable on the last day of the applicable Interest Period or, if such Interest Period exceeds three months, at intervals of three months from the first day of such Interest Period.

         (b) Method of Electing Interest Rates. (i) Each DSR Loan shall constitute a Base Rate Loan unless the Company elects otherwise pursuant to the following provisions of this Section 2.6(b).

                  (ii) Each DSR Loan shall constitute a Base Rate Loan or a Eurodollar Rate Loan as the Company may elect in accordance with this
         Section 2.6(b). If no such election is timely made with respect to a DSR Loan, such DSR Loan shall constitute a Base Rate Loan in accordance with Section 2.6(b)(i); provided that, in the case of DSR LOC Term Loans or DSR Bonds that arise on the occasion of a conversion from DSR LOC Loans in accordance with Section 2.7(d) or 2.7(h), such DSR LOC Term Loans shall be continued as the same type of DSR Loan (i.e., Base Rate Loan or Eurodollar Loan), and if any such DSR LOC Loan was a Eurodollar Loan, the then current Interest Period shall continue after such conversion, until the end of such Interest Period, at which time the provisions for election of Interest Periods contained in this
         Section 2.6(b) shall apply. The Company may from time to time elect to change or continue the interest rate borne by each DSR Loan, subject to the conditions set forth below, as follows:

                  (A) with respect to DSR Loans that are Base Rate Loans, the
              Company may elect to convert all or any portion of such DSR Loans to Eurodollar Rate Loans as of any Business Day; and

                  (B) with respect to DSR Loans that are Eurodollar Rate Loans, the Company may elect to convert all or any portion of such DSR Loans to Base Rate Loans or elect to continue all or any portion of such DSR Loans as Eurodollar Rate Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such DSR Loans.

         Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent (1) in the case of a conversion to or continuation of a Eurodollar Rate Loan, not later than 10:00 a.m. (New York City time) on the third Business Day prior to the day on which such conversion or continuation is to be effective or (2) in the case of a conversion to a Base Rate Loan, at any time prior to the day on which such conversion is to be effective. Each Notice of Interest Rate Election shall be in writing (including facsimile transmission) or by voice, promptly confirmed in writing. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant DSR Loan.

                  (iii) Each Notice of Interest Rate Election shall specify:

                           (A) the DSR Loans (or portion thereof) together with
                  amount of each thereof to which such notice applies;

                           (B) the date on which the conversion or continuation
                  selected in such notice is to be effective, which shall comply with the applicable clause of subsection (i) above;

                           (C) if DSR Loans are to be converted, each new type
                  of DSR Loan together with amount thereof, and if such new DSR Loans are Eurodollar Rate Loans, the duration of the initial Interest Period applicable thereto; and

                           (D) if such DSR Loans are to be continued as
                  Eurodollar Rate Loans for additional Interest Periods, the duration of such Interest Periods.

         Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period. No conversion into or continuation of a Eurodollar Rate Loans shall be permitted when a Default or an Event of Default has occurred and is continuing, and if a Default or an Event of Default has occurred and is continuing, each Eurodollar Rate Loan shall automatically be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto.

                  (iv) A Notice of Interest Rate Election shall not be revocable by the Company. If the Company fails to deliver a timely Notice of Interest Rate Election to the Agent for any Eurodollar Rate Loan, such DSR Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

                  (v) Anything to the contrary in this Agreement notwithstanding, at no time shall there be outstanding more than four different Interest Periods applicable to the DSR Loans, and Eurodollar Rate Loans that bear a single Interest Period shall not be less than $1 million and shall be in integral multiples of $100,000.

         (c) Funding Losses. If the Company makes any payment of principal with respect to any Eurodollar Rate Loan or any Eurodollar Rate Loan is converted to a Base Rate Loan on any day other than the last day of an Interest Period applicable thereto, or if the Company fails to borrow, repay or prepay any Eurodollar Rate Loan after notice has been given to the Agent in accordance with the terms hereof, the Company shall reimburse the Agent, for the ratable account of the Banks, within 30 days after demand for any resulting loss or expense incurred by them, including any loss incurred in obtaining, liquidating or employing deposits from third parties. Without prejudice to the foregoing, the Company shall indemnify the Agent and the Banks against any direct (as opposed to consequential) loss or expense that the Agent or the Banks may sustain or incur as a consequence of a failure by the Company in payment of principal of, or interest on, any Eurodollar Rate Loan, or any part thereof, including any interest, premium or penalty paid by the Agent or any Bank to lenders of funds borrowed by it or deposited with it for the purpose of making or maintaining such Eurodollar Rate Loan. A certificate as to the amount of any such loss or expense in reasonable detail (specifying the basis of such loss or expense) shall be promptly submitted by the Agent, or by any Bank through the Agent, to the Company and shall be conclusive and binding as to the amount thereof, absent manifest error.

         (d) Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                  (i) the Agent or any Bank determines, in its reasonable judgment, that deposits in Dollars (in the applicable amounts) are not being offered to the Agent or such Bank in the relevant market for such Interest Period, or

                  (ii) the Agent or such Bank, in its reasonable judgment, shall determine that the Eurodollar Rate will not adequately and fairly reflect the cost to the Agent or such Bank of funding its Eurodollar Rate Loans for such Interest Period, the Agent, or such Bank through the Agent, shall forthwith give notice thereof (which notice shall describe in reasonable detail the basis for such determination) to the Company, whereupon until the Agent, or such Bank through the Agent, notifies the Company that the circumstances giving rise to such suspension no longer exist, (A) the obligations of the Agent or such Bank to make or continue Eurodollar Rate Loans or to convert outstanding DSR Loans into Eurodollar Rate Loans shall be suspended and (B) each outstanding Eurodollar Rate Loan, or if a Bank only shall be affected, each Eurodollar Rate Loan held by such Bank shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto.

         (e) Maximum Rate. This Agreement is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness hereunder or otherwise, shall the interest contracted for or charged or received by the Banks exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under Applicable Law, and the amount of interest for any subsequent period, to the extent less than that permitted by Applicable Law, shall to that extent be increased by the amount of such reduction.

         SECTION 2.7 Repayment.

         (a) The Company shall repay the principal amount of each DSR LOC Loan as, when and to the extent monies are available for such purpose pursuant to
Section 3.10 of the Collateral Agency Agreement. Each DSR LOC Loan shall mature on the applicable DSR LOC Loan Required Payment Date; provided, that the outstanding principal of each such DSR LOC Loan shall be due and payable as, when and to the extent that monies are available for the purpose of repayment of principal pursuant to Section 3.10 of the Collateral Agency Agreement.

         (b) The Issuing Bank shall reduce the Stated Amount by the outstanding principal amount of each DSR LOC Loan.

         (c) Subject to Sections 2.2 and 6.2, the Issuing Bank shall, upon receipt of written notice from the Company, reinstate the Stated Amount Values set forth in Schedule 1 to the DSR Letter of Credit to the extent of any repayment or prepayment of the principal amount of any DSR LOC Loan; provided, that such reinstatement shall not cause the Stated Amount to exceed the Maximum Stated Amount as then in effect or (when added to the cash balance in the Debt Service Reserve Account) to exceed the DSRA Required Balance (with interest calculated as provided for in Section 2.2(a)(i)) as then in effect.

         (d) Notwithstanding the foregoing provisions of this Section 2.7, if a Step-Up Event shall have occurred, all outstanding DSR LOC Loans shall be automatically converted into DSR LOC Term Loans on the date the Collateral Agent makes the Drawing pursuant to Section 2.4(b), and such DSR LOC Term Loan shall for purposes of this Agreement be treated as made when so converted.

         (e) Each DSR LOC Term Loan shall (i) amortize and be payable on successive Quarterly Dates in amounts of principal and interest computed on a Mortgage Basis, and (ii) finally mature and be due and payable on the applicable DSR LOC Term Loan Required Payment Date in the amount of remaining principal thereof and accrued interest thereon.

         (f) Upon the expiration of the thirty (30)-day period specified in
Section 2.7(d), or such shorter period agreed to by the Agent and the Company, the Company shall deliver to the Agent an appropriately completed DSR LOC Term Loan Note substantially in the form of Exhibit E (each a "DSR LOC Term Loan Note").

         (g) The Company shall pay interest and principal on each DSR LOC Term Loan quarterly in arrears in accordance with Section 3.10 of the Collateral Agency Agreement. Payments of DSR LOC Term Loans shall not give rise to a reinstatement of the Stated Amount of the DSR Letter of Credit.

         (h) If a Bond Conversion Event shall have occurred, then from and after the date such Bond Conversion Event occurs, the Agent may, subject to the approval of the Required Banks and upon thirty (30) days' prior written notice to the Company and the other Senior Parties, convert any such DSR LOC Loan into a substitute security (such converted DSR LOC Loan, a "DSR Bond"), the interest and principal of which shall be payable at the same level of priority as the Bonds. The Company shall pay the entire remaining principal amount of such DSR Bond in accordance with Section 3.10 of the Collateral Agency Agreement.

         (i) Each DSR Bond shall (x) amortize and be payable on successive Quarterly Dates in amounts of principal (proportionate in amount to the amount of the Bonds being paid) and interest computed on the same amortization schedule as the Bonds and (y) finally mature and be due and payable on the Final Maturity Date in the amount of remaining principal thereof and interest accrued thereon.

         (j) Upon the expiration of the thirty (30)-day period specified in
Section 2.7(h), or such shorter period agreed to by the Agent and the Company, the Company shall deliver to the Agent an appropriately completed DSR Bond Note substantially in the form of Exhibit F (each a "DSR Bond Note").

         (k) The Company shall pay interest and principal on each DSR Bond quarterly in arrears in accordance with Section 3.10 of the Collateral Agency Agreement. Payments of DSR Bonds shall not give rise to a reinstatement of the Stated Amount of the DSR Letter of Credit.

         SECTION 2.8 Prepayments.

         The Company may, at any time and from time to time on any Business Day, upon prior written notice to the Agent not later than 11:00 a.m. (New York City time), at least one Business Day before the day of any prepayment of the DSR LOC Loans, such notice stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Company shall, prepay without premium or penalty, except as provided in Section 2.6(c), the outstanding principal amounts of the DSR LOC Loans in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid. DSR LOC Term Loans and DSR Bonds shall be prepaid ratably with the Bonds in the event the Bonds are prepaid.

         All prepayments made hereunder shall be applied by the Agent and the Banks against the installments of principal amount of outstanding DSR Loans of a particular class (i.e., DSR LOC Loans, DSR LOC Term Loans or DSR Bonds), in inverse order of maturity; such prepayments shall first be applied to the prepayment of outstanding Base Rate Loans of a particular class (i.e., DSR LOC Loans, DSR LOC Term Loans or DSR Bonds) to the extent thereof and then to the prepayment of outstanding Eurodollar Rate Loans of such class.

         SECTION 2.9 Security.

         The Obligations shall be secured by the Security Documents, the rights and remedies in respect of which shall be exercised pursuant to the Collateral Agency Agreement.

         SECTION 2.10 Payments.

         (a) The Company shall make each payment hereunder and under any DSR Note not later than 10:00 a.m. (New York City time), on the day when due to the Agent at its address set forth in Section 9.2, in Dollars in immediately available funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal (including reimbursement of Drawings), interest or fees ratably (other than amounts payable for the account of the Issuing Bank pursuant to Section 2.5(a) and (d), which shall be payable solely to the Issuing Bank, or payable pursuant to Section 9.4) to the Banks and like funds relating to the payment of any other amount payable to any Bank, to such Bank, in each case to be applied in accordance with the terms of this Agreement. The Agent may withhold from any interest payment to any Bank an amount equal to any applicable withholding tax (including upon the failure of any Bank to provide the forms or other documentation required under Section 2.17(e)).

         (b) Unless the Agent receives notice from the Company before the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent that the Company has not so made such payment in full to the Agent on the date on which such payment is due, each Bank agrees, irrevocably and without qualification or exception, to repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date on which such Bank repays such amount to the Agent, at the Federal Funds Rate.

         (c) All payments made by the Company to each of the Banks and the Agent under this Agreement and the DSR Notes will be made without set-off, counterclaim or other defense.

         SECTION 2.11 Computation of Interest and Fees.

         All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each calculation and each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.12 Payments on Non-Business Days.

         Whenever any payment hereunder or under any DSR Note is stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. If no due date is specified for the payment of any amount payable by the Company hereunder, such amount shall be due and payable not later than 10 Business Days after receipt by the Company of written demand from the Agent for payment thereof.

         SECTION 2.13 Sharing of Payments, Etc.

         (a) Each Bank agrees that if, as a result of the exercise of a right of set-off, banker's lien or counterclaim or other similar right or the receipt of a secured claim it receives any payment in respect of the DSR Loans or other Obligations hereunder it shall promptly notify the

Agent thereof (and the Agent shall promptly notify the other Banks). If, as a result of such payment, such Bank receives a greater percentage of the Obligations owed to it under this Agreement than the percentage received by any other Bank, such Bank shall purchase a participation (which it shall be deemed to have purchased simultaneously upon the receipt of such payment) in the Obligations then held by such other Banks so that all such recoveries of principal and interest with respect to all Obligations owed to each Bank shall be pro rata on the basis of its respective amount of such Obligations owed to all Banks; provided, that if all or part of such proportionately greater payment received by such purchasing Bank is thereafter recovered by or on behalf of the Company from such Bank, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to such Bank to the extent of such recovery, but without interest.

         (b) Each Bank which receives a secured claim as described in subsection
(a) above shall, to the extent practicable, exercise its rights in respect of such secured claim in accordance with such subsection (a) and otherwise in a manner consistent with the rights of the Banks entitled under this Section 2.13 to share in the benefits of any recovery on such secured claim.

         (c) The Company expressly consents to the foregoing arrangements and agrees that any holder of a participation in any Obligation so purchased or otherwise acquired of which the Company has received notice may exercise any and all rights of set-off, banker's lien or counterclaim with respect to any and all monies owing by the Company to such holder as fully as if such holder were a holder of such Obligation in the amount of the participation held by such holder.

         SECTION 2.14 Evidence of Debt.

         (a) The indebtedness of the Company resulting from all DSR Loans shall be evidenced by this Agreement and the promissory note substantially in the form of Exhibit B in the case of the DSR LOC Loans (the "DSR LOC Loan Note"), the DSR LOC Term Loan Note and the DSR Bond Note delivered by the Company to the Agent for the benefit of the Banks in accordance with the terms hereof.

         (b) The books and accounts of the Agent shall be conclusive evidence, absent manifest error, of the amounts of all Drawings, DSR Loans, fees, interest and other amounts advanced, due, outstanding, payable or paid pursuant to this Agreement or the DSR Notes.

         SECTION 2.15 Increased Costs and Reduced Returns.

         (a) If, on or after the date hereof, the adoption of any Applicable Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) shall subject the Agent or such Bank to any tax, duty or other charge (other than routine examination fees or Taxes) with respect to the Eurodollar Rate Loans, the DSR Notes or its obligation to make or continue Eurodollar Rate Loans, or shall change the basis of taxation of payments to the Agent or any Bank of the principal of or interest on its Eurodollar Rate Loans or any other amounts due under this Agreement in respect of its Eurodollar Rate Loans or its obligation to make or continue DSR Loans or Eurodollar Rate Loans (except for changes in the rate of tax on the net income of the Agent or such Bank imposed by the federal, state or local jurisdiction in which the Agent's or such Bank's principal executive office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Rate Loan any such requirement provided in Section 2.17(b)), against assets of, deposits with or for the account of, or credit extended by, the Agent or any Bank or shall impose on the Agent or any Bank or on the London interbank market any other condition affecting the Eurodollar Rate Loans, the DSR Notes or its obligation to advance Eurodollar Rate Loans;

and the result of any of the foregoing is to increase the cost to the Agent or such Bank of making or continuing any Eurodollar Rate Loan or to reduce the amount of any sum received or receivable by the Agent or such Bank under this Agreement or under the DSR Notes with respect thereto by an amount deemed by the Agent or such Bank to be material, then, the Agent, or such Bank through the Agent, shall deliver to the Company as promptly as practicable a certificate setting forth in reasonable detail the additional amounts that the Agent or such Bank, as the case may be, determines will fully compensate it for such reduction, increased cost or payment and the basis for the determination of such amount; provided, that the Company shall not be obligated to compensate the Agent or any Bank for the amount of such increased cost incurred with respect to a period of time prior to the date which is 90 days before the date on which the Agent first notifies the Company of a claim for such compensation or that an event had occurred which will entitle the Agent or a Bank to such compensation. Any such amount claimed by the Agent or any Bank shall, in the case of clause
(i) above, be net of applicable tax savings, if any, directly attributable thereto. Within 30 days after demand by the Agent, the Company shall pay to the Agent, for its account or for the account of the applicable Bank, as the case may be, such additional amount shown as due on any such certificate, absent manifest error.

         (b) In the event that the Agent or any Bank shall determine (which determination shall, absent manifest error, be final and conclusive and binding on all the parties hereto) at any time that the Agent or such Bank is required to maintain reserves in respect of Eurocurrency Liabilities during any period during which any DSR Loan owing to it bears interest based on the Eurodollar Rate (each such period, for the Agent or such Bank, a "Eurocurrency Reserve Period"), but only in respect of any period during which any reserve shall actually be maintained by the Agent or such Bank for any Eurodollar Rate Loan as a result of a reserve requirement applicable to it under Regulation D in connection with Eurocurrency Liabilities, then the Agent, or such Bank through the Agent, shall promptly give notice to the Company of such determination, and the Company shall directly pay to the Agent, for its account or for the account of the applicable Bank, as the case may be, additional interest on the unpaid principal amount of such DSR Loan during such Eurocurrency Reserve Period at a rate per annum which shall, during each monthly period applicable to such DSR Loan, be the amount by which (x) the Eurodollar Rate for such monthly period divided (and rounded upward to the next whole multiple of 1/100 of 1%) by a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable to the Agent or such Bank in respect of Eurocurrency Liabilities exceeds (y) the Eurodollar Rate for such monthly period. The Agent, or such Bank through the Agent, shall furnish along with such notice a certificate setting forth in reasonable detail the cost actually incurred to maintain such reserves and the basis for the determination of such amount; provided, that the Company shall not be obligated to compensate the Agent or any Bank for the amount of such increased cost incurred with respect to a period of time prior to the date which is 90 days before the date on which the Agent first notifies the Company of a claim for such compensation or that an event has occurred which will entitle the Agent or a Bank to such compensation. Additional interest payable pursuant to the immediately preceding sentence shall be paid by the Company at the time that it is otherwise required to pay interest in respect of such DSR Loan, or, if later demanded by the Agent or any Bank, promptly on demand. Each of the Agent and the Banks agrees that, if notice is given to the Company of the existence of a Eurocurrency Reserve Period, the Agent, or the applicable Bank through the Agent, shall promptly notify the Company of any termination thereof, at which time the Company shall cease to be obligated to pay additional interest to the Agent or such Bank pursuant to the first sentence of this paragraph until such time, if any, as a subsequent Eurocurrency Reserve Period shall occur.

         (c) The Agent, and each Bank through the Agent, will promptly notify the Company of any event of which it has knowledge, occurring after the date hereof, which will entitle the Agent or such Bank to compensation pursuant to this Section and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of the Agent or such Bank, be otherwise disadvantageous to the Agent or such Bank.

         SECTION 2.16 Capital Adequacy.

         If the Agent or any Bank shall determine that, after the date hereof, the adoption of any Applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of the Agent or such Bank or its holding company as a consequence of the Agent's or such Bank's obligations hereunder to a level below that which the Agent or such Bank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Agent or such Bank to be material, then the Agent, or such Bank through the Agent, shall deliver to the Company as promptly as practicable (but in no event later than 120 days after the Agent or such Bank has actual knowledge of such claim for capital adequacy) a certificate setting forth in reasonable detail the amount being charged by the Agent or such Bank and the basis for the determination of such amount. Within 30 days after the delivery of such certificates by the Agent, the Company shall pay to the Agent, for its account or for the account of the applicable Bank, as the case may be, the amount shown as due on any such certificate.

         SECTION 2.17 Taxes.

         (a) Payments by the Company to the Agent and the Banks under this Agreement and the DSR Notes will be made free and clear of and without deduction for Taxes, other than Taxes based on the net income of the Agent or any Bank (including franchise taxes imposed in lieu of net income taxes) imposed by (i) the United States federal government, (ii) the jurisdiction where the Agent or such Bank is organized or has its principal office or (iii) the jurisdiction of the branch of such Bank maintaining any DSR Loan or the branch of the Agent through which it renders its services as the Agent ("Excluded Taxes"). If the Company is required by law to deduct Taxes (other than Excluded Taxes) from such a payment, then the sum payable under the instrument to which the payment relates will be increased so that such deduction does not result in a diminution in the amount the Agent or any Bank actually receives.

         (b) To the extent permitted by law, without duplication of amounts paid by the Company under Section 2.17(a), the Company hereby indemnifies and holds harmless the Agent and each Bank from and against, and agrees to reimburse the Agent and each Bank on an after-tax basis (computed taking into account any deductions or other benefits available for federal income tax purposes for the Agent or such Bank if it is a United States taxpayer and any deductions and benefits available for income tax purposes in any jurisdiction in which the Agent or such Bank is a taxpayer) on demand for, any and all Taxes paid or incurred by the Agent or such Bank in connection with the transactions contemplated by this Agreement; provided, however, that the foregoing indemnity does not cover Excluded Taxes. Reimbursement on an "after-tax basis" means on a basis such that the Agent or such Bank is made whole after taking into account income taxes that the Agent or such Bank will owe on the indemnity or reimbursement payment in any jurisdiction and any related tax benefits, assuming the Agent or such Bank is subject to income taxes at the highest marginal rates. Nothing in this paragraph shall interfere with the right of the Agent or any Bank to arrange its tax affairs in whatever manner it thinks fit and, in particular, the Agent and the Banks are under no obligation to claim a deduction or other benefit relating to these transactions ahead of any other claim, relief, credit, deduction or other benefit to which it is entitled. The Agent, or applicable Bank through the Agent, shall promptly give written notice to the Company after (but in no event later than 60 days after) the Agent or such Bank has actual knowledge of the imposition of any Taxes subject to indemnification hereunder; provided, however, that failure to give such notice within such 60 day period will not relieve the Company of the obligation to indemnify the Agent or such Bank in accordance with the terms hereof, except to the extent of interest that would have been avoided had the notice been given prior to the end of such 60-day period.

         (c) The Company will provide evidence that all Taxes imposed on payments under this Agreement, any DSR Loan or any DSR Note have been fully paid to the appropriate authorities by delivering official receipts or notarized copies to the Agent within 30 days after payment. The Company will compensate the Agent or any Bank that has to pay any Taxes because the Company failed to timely furnish such evidence; provided, that prior to paying such Taxes, the Agent, or such Bank through the Agent, shall have notified the Company of its intent to make such payment.

         (d) If the Company so requests promptly in writing after receipt of any notice under Section 2.17 hereof, the Agent or applicable Bank will contest in good faith the Taxes at the Company's expense, keep the Company fully informed about the progress of the contest, consult in good faith with the Company's counsel regarding conduct of the contest, and not compromise or otherwise settle the contest without the Company's consent (which shall not be unreasonably withheld or delayed); provided, that the Agent or such Bank may in its sole discretion select the forum for the contest and determine whether the contest will be by resisting payment of the Taxes or by paying the Taxes and seeking a refund; provided, further that the Agent or such Bank will be under no obligation to contest unless (A) if the Agent or such Bank requests, the Company has provided the Agent or such Bank an opinion of independent tax counsel selected by the Company and reasonably acceptable to the Agent or such Bank to the effect that there is a reasonable basis for the contest, (B) the amount in controversy is at least $75,000, (C) the Agent or such Bank has received satisfactory indemnification and security for any liability, loss, cost or expense arising out of the contest (including, but not limited to, all reasonable legal and accounting fees and expenses, penalties, interest and additions to tax), (D) if requested by the Agent or such Bank, the Company has admitted in writing its duty to indemnify the Agent or such Bank for the Taxes if the contest is lost (but such admission shall not preclude the Company from raising a defense to liability if a court of competent jurisdiction has rendered a decision articulating the cause of such Taxes, and the cause is not one for which the Company is responsible under this Section 2.17), and (E) if the contest is conducted in a manner that requires paying all or part of the Taxes, the Company has paid the amount required.

         (e) If the Company so requests within 10 days of notice to the Company of the imposition of any Taxes on payments to any of the Banks of a type not generally imposed on United States or foreign lenders making advances of the types contemplated hereunder, such Banks shall (consistent with legal and regulatory restrictions) comply with Section 2.19 hereof.

         (f) At such times as may be required by Applicable Law or as the Agent or the Company may reasonably request, each Bank agrees that it will deliver to the Agent and the Company duly completed forms of any applicable jurisdiction or other documentation reasonably satisfactory to the Agent and the Company that such Bank is entitled to receive payments under this Agreement without deduction or withholding of income tax under the Applicable Law of such jurisdiction. Each Bank further agrees to notify the Agent and the Company of the occurrence of any event (including any change in treaty, law or regulation) that would render such Bank unable to receive payments hereunder without such deduction or withholding. The provisions of this Section 2.17(f) shall apply to any successor holder of a DSR Note.

         SECTION 2.18 Illegality.

         If, on or after the date of this Agreement, the adoption of any Applicable Law, or any change therein, or any change in the interpretation or administration thereof by any

Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall make it unlawful or impossible for the Agent or such Bank to make, continue or convert its Eurodollar Rate Loans, the Agent, or such Bank through the Agent, shall so notify the Company, whereupon until the Agent, or such Bank through the Agent, notifies the Company that the circumstances giving rise to such suspension no longer exist, the obligation of the Agent or such Bank to make or continue Eurodollar Rate or convert outstanding DSR Loans into Eurodollar Rate Loans, shall be suspended. Before giving any notice to the Company pursuant to this Section, the Agent or applicable Bank shall designate a different lending office for the Eurodollar Rate Loans if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Agent or such Bank, be otherwise disadvantageous to the Agent or such Bank. If such notice is given, each Eurodollar Rate Loan of the Agent or such Bank then outstanding shall either (i) be converted to a Base Rate Loan on the last day of the then current Interest Period applicable to such Eurodollar Rate Loan if the Agent or such Bank may lawfully make or continue such DSR Loan to such day, or (ii) be immediately converted to a Base Rate Loan if the Agent or such Bank shall determine that it may not lawfully continue to make or continue such DSR Loan to such day; provided, that the Company shall not be obligated to make any payment pursuant to Section 2.6(c) as a result of such conversion. If the Company so requests within 10 days of receipt of the notice referred to above, the applicable Bank shall (consistent with legal and regulatory restrictions) comply with Section 2.19(b) hereof.

         SECTION 2.19 Extension of DSR Letter of Credit; Assignments by Banks.

         (a) If at least one hundred and eighty (180) days before the Expiration Date, the Agent shall have requested the consent of each of the other Banks to the extension of the DSR Letter of Credit, and if the Agent shall not, within twenty-five (25) days of issuing such request, have received the written consent of any such Bank to the extension proposed by the Agent, the Agent shall have the right to require such Bank to transfer all of its proportionate share of the DSR Loans in accordance with Section 2.19(b). Prior to the Notice Date, each Bank shall give the Agent written notice of such Bank's election to extend or not to extend the original or extended Expiration Date of the DSR Letter of Credit for an additional one or more years as specified by the Agent.

         (b) In the event that (i) a Bank is required to comply with this
Section 2.19(b) after a request from the Company pursuant to Sections 2.17 or 2.18, (ii) the Company or the Issuing Bank requests that the provisions of this
Section 2.19(b) apply to a Bank within 10 days after the Company receives a notice from the Agent that (A) such Bank has failed to make available to the Agent its portion of any DSR LOC Loan or DSR LOC Term Loan on the date required to be made available to the Agent pursuant to this Agreement after the Agent has made written demand upon such Bank for such payment, (B) such Bank has provided the Agent with notice that such Bank shall not make available to the Agent such portion of any DSR LOC Loan or DSR LOC Term Loan required to be made available to the Agent pursuant to this Agreement or (C) such Bank has failed to reimburse the Agent pursuant to the terms of this Agreement, (iii) the Issuing Bank requests that the provisions of this Section 2.19(b) apply to a Bank in the event the long-term debt rating of such Bank shall at any time be less than a rating of "A" or the equivalent by S&P or by Moody's, or (iv) the Agent requests that the provisions of this Section 2.19(b) apply to a Bank in the event that such Bank has failed to consent to extend the original or extended Expiration Date within twenty-five (25) days after the Agent's request for such consent, then such Bank shall assign all or a part of its proportionate share of the DSR Loans (as applicable) and its Commitment to a replacement Bank (which may be, but is not required to be, one of the other Banks, and shall be subject to the prior written consent of the Issuing Bank) designated by the Company; provided, that any assignment or transfer made by a Bank to a replacement Bank shall substantially be in the form of Exhibit C hereto, and any assignment of all or part of the DSR Loans or other obligations with respect to any DSR Letter of Credit shall be made without recourse, representation or warranty. The Company shall promptly pay when due all reasonable fees and expenses which such Bank incurs in connection with such transfer or assignment and the Company shall cause the replacement Bank to pay to the Agent for the account of the assigning Bank in immediately available funds all amounts outstanding or payable under this Agreement to each Bank assigning its interest in the DSR Loans or other obligations with respect to the DSR Letter of Credit.

         SECTION 2.20 Reduction in Commitments/Reimbursements.

         The Company shall have the right to refinance the Commitment and any outstanding DSR Loans, if any, without premium or penalty, except as provided in
Section 2.6(c), upon at least 10 Business Days' prior written notice to the Agent.

         SECTION 2.21 Right of Set-off.

         Subject to the terms and conditions of the Collateral Agency Agreement, the Company hereby authorizes each Bank (in addition to, and without limitation of, any right of set-off, banker's lien or counterclaim a Bank may otherwise have), upon the occurrence and during the continuance of any Event of Default, at any time and from time to time, without notice to the Company or any Person other than the Collateral Agent (any such notice being hereby expressly waived by the Company to the extent it may legally do so) to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing, by such Bank in any of its offices, wherever located (whether such deposits or indebtedness be in dollars or in any other currency), to or for the credit or the account of the Company against any and all of the Obligations and liabilities of the Company now or hereafter existing under this Agreement, irrespective of whether or not such Bank shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured.

                                  ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.1 Conditions Precedent to Closing Date.

         The occurrence of the Closing Date is subject to satisfaction or waiver of the following conditions precedent:

         (a) issuance of the Bonds and submission to the Agent of duplicate originals or certified copies of all of the documents submitted in connection with the issuance of the Bonds on the Closing Date, which shall be in form and substance satisfactory to the Agent;

         (b) receipt by the Issuing Bank of the following, in each case in the form approved by the Agent on the Closing Date:

                  (i) this Agreement and the DSR LOC Loan Note duly executed by the Company;

                  (ii) an original of each of the Security Documents, duly executed by the parties thereto;

                  (iii) a copy of each other Financing Document, duly executed by the parties thereto and certified by the Company as to completeness and authenticity;

                  (iv) written opinions of counsel acceptable to the Agent, addressed to the Agent and the Banks, and in form and substance satisfactory to the Agent and covering such matters as the Agent may reasonably request;

                  (v) evidence satisfactory to the Agent that each of the parties to the Project Contracts, Financing Documents and Security Documents shall have duly and irrevocably appointed a process agent to act for and on behalf of such person, to receive summonses and other legal process in connection with any suit, action or proceeding relating to such documents in the jurisdictions in which it is required to submit to such jurisdiction and such appointment shall have been accepted and all fees scheduled to accrue to each such agent for the service of process shall have been paid in full; and

                  (vi) evidence satisfactory to the Agent that all actions necessary or appropriate in order to effectively establish, create or perfect the Security Interest have been duly taken.

         (c) payment by the Company of all accrued fees and expenses (as provided in Sections 2.5 and 9.4) of the Agent and the Banks (including the reasonable accrued fees and disbursements of counsel to the Agent and the Banks), to the extent that one or more statements for such fees and expenses have been presented for payment.

         SECTION 3.2 Conditions Precedent to Issue Date.

         The DSR Letter of Credit shall be issued by the Issuing Bank and immediately thereafter shall be available for drawing upon the earliest to occur of (i) the Commercial Operation Date, (ii) the Guaranteed Completion Date, and
(iii) the Date Certain, the occurrence of which event shall be conclusively evidenced by the Collateral Agent's delivery of a certificate to the Agent substantially in the form of Annex 3 to the DSR Letter of Credit.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1 Representations and Warranties of Company.

         The Company hereby makes for the benefit of the Agent and the Banks all of the representations and warranties of the Company contained in Article III of the Indenture (which representations and warranties are incorporated by reference herein as if fully set forth herein together with all related definitions and which representations and warranties shall be true and correct as of the date hereof and the Closing Date).

         SECTION 4.2 Representations and Warranties of the Issuing Bank.

         The Issuing Bank represents and warrants to the Company as of the Closing Date that:

         (a) The Issuing Bank is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization.

         (b) The Issuing Bank has all necessary power and authority to execute and deliver, and to perform its obligations under this Agreement, and when issued, the DSR Letter of Credit.

         (c) All action on the part of the Issuing Bank that is required for the authorization, execution and delivery of, and performance by the Issuing Bank of its obligations under this Agreement, and when issued, the DSR Letter of Credit has been duly and effectively taken.

         (d) This Agreement has been, and when issued, the DSR Letter of Credit will have been, duly executed and delivered by the Issuing Bank on behalf of Dresdner Bank AG ("Dresdner"), a banking corporation under the laws of the Republic of Germany.

         (e) The contractual obligations incurred by virtue of the execution and delivery by the Issuing Bank of this Agreement and, when issued, the DSR Letter of Credit, are and will be the obligations of Dresdner and if the Issuing Bank ceases to exist or defaults on its obligations under the Agreement or, when issued, the DSR Letter of Credit, then Dresdner has no defense against the performance of such defaulted obligations that is based on the fact that Dresdner acted through the Issuing Bank in executing this Agreement or, when issued, the DSR Letter of Credit, subject to exceptions based on public policy of the Republic of Germany and the exceptions and qualifications set forth in subsection (f) and (g) below.

         (f) This Agreement constitutes, and the DSR Letter of Credit upon the issuance thereof will constitute, the legal, valid and binding obligations of the Issuing Bank and Dresdner, enforceable against the Issuing Bank in accordance with the respective terms thereof, and (to the extent such obligations are embodied in a final and conclusive judgment for a definite sum by the courts of the State of New York or the United States District Court of the Southern District of New York), enforceable against Dresdner in accordance with the respective terms thereof at its head office in Germany in a German court if the Issuing Bank ceases to exist or defaults in such obligations; except as such enforceability (i) is limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, including but not limited to any implied contractual obligations of good faith and limitations on enforcement of specific performance, (ii) is subject to general principles of equity and similar laws (regardless of whether enforceability is considered in a proceeding in equity or at law), (iii) is subject to the equitable power of a court or the power of a governmental or regulating authority to restrain payments by the Issuing Bank or Dresdner under the Agreement and to similar laws and powers, and (iv) is subject to the rules of civil procedure of the Federal Republic of Germany or similar laws (including but not limited to the German Code of Civil Procedure) which might exclude enforceability.

         (g) The representations and warranties herein by the Issuing Bank are based on the assumption that the Agreement constitutes the legal, valid and binding agreement of each of the other parties thereto other than the Issuing Bank, and are solely for the benefit of the Company, the Collateral Agent and the Senior Parties, and may not be relied upon for any other purpose or by any other person. To the extent that these representations and warranties depend on the status of applicable law, it is assumed that at the time this Agreement is required to be performed and the DSR Letter of Credit is required to be issued and performed, the law relevant to the foregoing representations and warranties will be the same as it is on the date of the making of such representations and warranties.

                                   ARTICLE V

                                    COVENANTS

         SECTION 5.1 Covenants.

         So long as any Commitment is in effect, the DSR Letter of Credit is outstanding or the Obligations remain unpaid, the Company shall observe and perform all of the covenants of the Company contained in Article VI of the Indenture (which covenants together with all related definitions are incorporated herein by reference as if fully set forth herein).

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         SECTION 6.1 Events of Default.

         Each of the following shall constitute an "Event of Default" under this Agreement so long as the same shall be continuing:

         (a) the Company shall fail to pay any amount due under this Agreement (including under any DSR Note) within 15 days after the due date thereof; or

         (b) an "Event of Default" under the Indenture shall have occurred and be continuing; or

         (c) an "Event of Default" under the CP LOC Reimbursement Agreement shall have occurred and be continuing.

         SECTION 6.2 Remedies.

         Upon the occurrence and during the continuation of an Event of Default, the Agent shall, at the request of the Required Banks, take one or more of the following actions: (i) after giving any required notice to the beneficiary of the DSR Letter of Credit and the lapse of the time period required prior to termination of the DSR Letter of Credit, terminate the DSR Letter of Credit in accordance with Section 2.2(f), (ii) declare the Obligations, all interest thereon and all other amounts payable under this Agreement, and any DSR Note to be forthwith due and payable, including but not limited to the amount of any and all DSR LOC Loans which may be made upon a Drawing under the DSR Letter of Credit which occurs after the date on which the Agent declares such amounts to be due and payable, but prior to the effective date of a termination of the DSR Letter of Credit in accordance with Section 2.2(f), whereupon the Obligations, all such interest and all such amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, (iii) terminate the ability of the Company to cause reinstatement of the Stated Amount through the reimbursement of Drawings, as contemplated by the terms hereof, or (iv) terminate the ability of the Company to continue DSR Loans as, or convert DSR Loans to, Eurodollar Rate Loans; provided, that, in each case, the Agent and the Banks shall not have the right to exercise any other remedy hereunder or otherwise available to the Agent or any Bank except in accordance with the provisions of the Collateral Agency Agreement.

         SECTION 6.3 Collateralization upon Acceleration of the Bonds.

         In the event that an Event of Default hereunder results from an "Event of Default" under the Indenture and the Trustee accelerates amounts due under the Indenture, the DSR LOC Provider shall be entitled to require collateralization of the Maximum Stated Amount by having the Collateral Agent deposit (in a separate account to be held by the Collateral Agent), at the time that any amounts are paid to the Trustee in respect of accelerated amounts due under the

Indenture, an amount equal to the amount that would have been disbursed to the Agent at such time (based on pro rata payment requirements) if Drawings had been made to the full extent of the Maximum Stated Amount ("Deemed DSR LOC Loans") and the Deemed DSR LOC Loans had been accelerated at the same time as an acceleration under the Indenture. Upon a Drawing on the DSR Letter of Credit, a portion of the amount in the separate account equal to such Drawing's proportionate share of the Maximum Stated Amount shall be transferred by the Collateral Agent to the DSR LOC Provider. The Agent, the Issuing Bank and each Bank agree that upon termination or expiration of the DSR Letter of Credit, the Collateral Agent shall become entitled to all amounts in such separate collateral account that have not been transferred pursuant to the previous sentence (to the extent of such expiration or termination) for application in accordance with the provisions of Section 4.1(a) of the Collateral Agency Agreement.

                                   ARTICLE VII

                            CHARACTER OF OBLIGATIONS

         SECTION 7.1 Obligations Absolute.

         The Obligations shall be absolute, unconditional and irrevocable and shall not be affected or impaired under any circumstances whatsoever, including the following circumstances:

         (a) any lack of validity or enforceability of any provision of any Project Contract or Financing Document;

         (b) any amendment or waiver of, or any consent to departure from, any provision of any Project Contract or Financing Document;

         (c) the existence of any claim, set-off, defense or other right that the Company may have at any time against the beneficiary of the DSR Letter of Credit (or any Person for whom such beneficiary may be acting), any Bank, the Agent or any other Person, whether in connection with any Project Contract or Financing Document, the transactions contemplated thereby or any unrelated transaction;

         (d) any statement or signature in any certificate or other document presented under the DSR Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any such statement being untrue or inaccurate in any respect whatsoever;

         (e) any exchange, release or nonperfection of any Collateral or other collateral, or any release, amendment or waiver of or consent to departure from any Project Contract, Financing Document or any guaranty, for any of the Obligations;

         (f) payment by the Issuing Bank under the DSR Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the DSR Letter of Credit; or

         (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         SECTION 7.2 Limited Liability of Agent and Banks.

         As among the Company, the Agent and the Banks (including the Issuing
Bank), the Company assumes all risks of the acts or omissions of the beneficiaries of the DSR Letter of Credit with respect to the use of the DSR Letter of Credit. Neither the Agent nor any Bank nor any of their respective officers, directors, employees or agents shall be liable or responsible for (i) the use that may be made of the DSR Letter of Credit or any acts or omissions of any beneficiaries of the DSR Letter of Credit in connection with the DSR Letter of Credit; (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted in connection with the DSR Letter of Credit or of any endorsement thereon, even if such document or endorsement should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (iii) payment by the Issuing Bank against presentation of any document that does not comply with the terms of the DSR Letter of Credit, including failure of any document to bear any reference or adequate reference to the DSR Letter of Credit; or (iv) any other circumstance whatsoever in making, delaying to make or failing to make payment under the DSR Letter of Credit; provided, however, that the Company shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Company, to the extent of any direct, as opposed to consequential, damages suffered by the Company that the Company proves were the result of the Issuing Bank's willful misconduct or gross negligence in paying under the DSR Letter of Credit or the Issuing Bank's willful or grossly negligent failure to pay under the DSR Letter of Credit after the presentation to it by the beneficiary of a draft and certificate strictly complying with the terms and conditions of the DSR Letter of Credit (unless the Issuing Bank in good faith believed itself (based upon an opinion of counsel) to be prohibited by law or legal authority from making such payment). In furtherance and not in limitation of the foregoing, the Issuing Bank may accept any document that appears on its face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                                  ARTICLE VIII

                                    THE AGENT

         SECTION 8.1 Authorization and Action.

         (a) Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Credit Documents (including enforcement of and collection under any Credit Document or other Project Contract), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding upon all Banks and the holders of any DSR Note; provided, however, that the Agent shall not be required to take any action that, in the Agent's sole judgment, exposes the Agent to personal liability or that is contrary to any Credit Document or other Project Contract or Applicable Law. In performing its function and duties hereunder as Agent, the Agent shall act solely as the agent of the Banks and in its capacity as

Issuing Bank it shall act solely as issuer of the DSR Letter of Credit, and does not assume and shall not be deemed to have assumed in either such capacity any obligation towards or relationship of agency or trust or other fiduciary relationship with or for the Company or any other party to any Project Contract.

         (b) Each Bank hereby authorizes the Agent in the name of and on behalf of such Bank to sign such documents, take all such actions and perform such obligations that the Agent deems necessary or appropriate to bind each of the Banks under the Credit Documents and to create, perfect or maintain the existence or perfected status of any security interest created pursuant to any such Credit Documents.

         SECTION 8.2 Agent's Reliance, Etc.

         Neither the Agent nor the Issuing Bank nor any of its or their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any Credit Document or other Project Contract, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent and the Issuing Bank (i) may treat any Bank that has signed an Assignment and Acceptance as the holder of the applicable portion of the Obligations; (ii) may consult with legal counsel (including counsel for the Company or any Affiliate), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with any Credit Document or other Project Contract; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Credit Document or other Project Contract on the part of the Company or any Affiliate or to inspect the property (including the books and records) of the Company or any Affiliate thereof; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Credit Document or other Project Contract or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of any Credit Document or other Project Contract by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier or otherwise) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 8.3 The Agent, the Issuing Bank and Affiliates.

         With respect to its Commitment and participation in the DSR Letter of Credit, the Issuing Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank, as the case may be; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Agent and the Issuing Bank in their capacity as a Bank (including the Issuing Bank in its capacity as such). The Agent and the Issuing Bank and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any Affiliate thereof and any Person that may do business with or own securities of the Company or any Affiliate thereof, all as if the Agent and the Issuing Bank, respectively, were not the Agent and the Issuing Bank and without any duty to account therefor to the Banks.

         SECTION 8.4 Bank Credit Decision.

         Each Bank agrees that it has, independently and without reliance on the Agent, the Issuing Bank or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also agrees that it will, independently and without reliance on the Agent, the Issuing Bank or any other Bank and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 8.5 Indemnification.

         The Banks agree to indemnify the Agent and the Issuing Bank (to the extent not promptly reimbursed by the Company and without limiting the obligation of the Company to do so), on demand, ratably according to such Bank's Percentage Interest, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may at any time (including at any time following the payment of any Obligations or termination of this Agreement) be imposed on, incurred by or asserted against the Agent or the Issuing Bank in any way relating to or arising out of any Credit Document or other Project Contract or any action taken or omitted by the Agent under any Credit Document or other Project Contract; provided, however, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses payable by the Company under Section 9.4, to the extent that the Agent is not reimbursed for such costs and expenses by the Company.

         SECTION 8.6 Successor Agent.

         The Agent may resign at any time by giving written notice thereof to the Banks and the Company and may be removed at any time with or without cause with the written approval of the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent with the consent of the Company, which shall not be unreasonably withheld. If no successor Agent has been so appointed by the Required Banks, and has accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent with the consent of the Company (which shall not be unreasonably withheld), which successor Agent shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Credit Documents and the other Project

Contracts. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was agent under this Agreement.

         SECTION 8.7 Collateral.

         (a) Except as expressly provided herein, the Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. The Agent shall incur no liability as a result of any private sale of the Collateral.

         (b) The Banks hereby consent, and agree upon written request by the Agent to execute and deliver such instruments and other documents as the Agent may deem desirable to confirm such consent, to the release of the Liens on the Collateral, including any release in connection with any sale, transfer or other disposition of the Collateral or any part thereof, in accordance with the Project Contracts.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1 Amendments, Etc.

         No amendment or waiver of any provision of this Agreement or any DSR Note or consent to any departure by the Company therefrom, shall be effective unless in writing and signed or consented to (in writing) by the Required Banks (and, in the case of amendments, the Company), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (A) no amendment, waiver or consent shall, unless in writing and signed or consented to (in writing) by all of the Banks do any of the following: (i) waive any of the conditions specified in
Article 3; (ii) increase the Commitments of the Banks or subject the Banks to any additional obligations; (iii) reduce the principal of, or interest on, the DSR Loans or any fees or other amounts payable hereunder; (iv) postpone any date fixed for (a) payment of principal of, or interest on, any DSR Loans (b) reimbursement of drawings under the DSR Letter of Credit or (c) payment of fees or other amounts payable hereunder; (v) change the percentage of the Commitments or the number of Banks, required for the Banks or any of them to take any action hereunder; or (vi) amend this Section 9.1; (B) no amendment, waiver or consent shall, unless in writing or consented to (in writing) by the Issuing Bank, affect the rights and obligations of the Issuing Bank hereunder; (C) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Persons required above to take such action, affect the rights or duties of the Agent under this Agreement or any other Credit Document and (D) any provision that is a part of this Agreement as a result of an incorporation by reference to the Indenture shall be amended or waived as provided in Section
2.5 of the Collateral Agency Agreement.

         SECTION 9.2 Notices, Etc.

         All notices and other communications provided for hereunder shall be in writing (including by telecopier and shall be mailed, telecopied or delivered, if to the Company, to it at AES Ironwood, L.L.C., 829 Cumberland Street, Lebanon, Pennsylvania 17042, Attention: Project Manager, telephone 717-228-1328, telecopier 717-228-1271; if to any Bank other than the Issuing Bank, to it at the address or telecopier number set forth below its name in the Assignment and Acceptance by which it became a party hereto; if to the Agent or the Issuing Bank, to it at Dresdner Bank AG, New York Branch, 75 Wall Street, 25th Floor, New York, New York 10005-2889, Attention: Project Finance Group; telephone 212-429-2226, telecopier 212-429-2192, or as to each party, to it at such other address or telecopier number as designated by such party in a written notice to the other parties. All such notices and communications shall be deemed received,
(i) if personally delivered, upon delivery, (ii) if sent by first-class mail, on the third Business Day following deposit into the mails and (iii) if sent by telecopier, upon acknowledgment of receipt thereof by the intended recipient, except that notices and communications to the Agent pursuant to Article 2 or 8 shall not be effective until received by the Agent.

         SECTION 9.3 No Waiver, Remedies.

         No failure on the part of any Bank (including the Issuing Bank) or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.4 Costs and Expenses.

         The Company agrees to pay on demand (i) all reasonable costs and expenses of the Agent and the Banks (including the Issuing Bank) in connection with the preparation, execution, delivery, syndication, administration, modification and amendment of this Agreement, any DSR Note, the other Credit Documents, and the other documents to be delivered hereunder, including (a) the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Banks with respect thereto and with respect to advising the Agent and the Banks as to their rights and responsibilities, or the perfection, protection or reservation of rights or interests, under this Agreement, the other Credit Documents, the other Project Contracts and the other documents to be delivered hereunder, (b) the reasonable fees and expenses of any consultants, auditors or accountants engaged by the Agent with the written consent (which shall not be unreasonably withheld) of the Company pursuant hereto, and (ii) all reasonable costs and expenses of the Agent and the Banks (including the Issuing Bank) (including reasonable counsel fees and expenses of the Agent and the Banks) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Credit Documents, the other Project Contracts and the other documents to be delivered hereunder, whether in any action, suit or litigation, bankruptcy, insolvency or similar proceeding. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the aforementioned documents, and the Company agrees to indemnify and hold the Agent and the Banks (including the Issuing

Bank) harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any of the foregoing.

         SECTION 9.5 Application of Money.

         If any sum paid or recovered in respect of the Obligations is less than the amount then due, the Agent may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Agent shall reasonably determine.

         SECTION 9.6 Severability.

         Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or authorization of such provision in any other jurisdiction.

         SECTION 9.7 Non-Recourse Liability.

         Satisfaction of the Obligations shall be had solely from the Collateral. Notwithstanding any provision to the contrary in the Transaction Documents, there shall be no recourse against any Affiliates, stockholders, officers, directors, representatives or employees of the Company, other than the Company (each a "Non-Recourse Party"), for any payment due hereunder or under any other Financing Document or Security Document from the Company or for the performance of any obligation of such Non-Recourse Party, or breach of any representation or warranty made by such Non-Recourse Party hereunder or thereunder. The sole recourse of the Agent and the Banks hereunder or under any other Transaction Document or for the performance of any obligation of the Company, or breach of any representation or warranty made hereunder or thereunder by the Company, shall be against the Company and its assets, it being expressly understood by the Senior Parties that such obligations of the Company are obligations solely of the Company and that no such personal liability shall attach to, or be incurred by any Non-Recourse Party; provided, that nothing contained in this Section 9.7 shall (i) impair in respect of the Company the validity of any DSR Note, or any other Credit Document, as applicable, prevent the taking of any action permitted by law against the Company or any of its Affiliates, or in any way affect or impair the rights of the Agent and the Banks to take any action permitted by law, in either case to realize upon the Collateral, (ii) be deemed to release the Company or any of its Affiliates, or any past, present or future shareholder, partner, officer, employee, director or agent of any thereof, from liability for its fraudulent actions, fraudulent misrepresentations, gross negligence or willful misconduct or (iii) limit or affect the obligations and liabilities of any Non-Recourse Party in accordance with the terms of any other Transaction Document creating such obligations and liabilities to which such Non-Recourse Party is a party.

         SECTION 9.8 Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of the Company, the Agent and the Banks and their respective successors and assigns, except that the Company shall not have the right to assign any of its rights and obligations hereunder without the prior written consent of the Required Banks, and, except as provided in Section 9.9, no Bank other than the Issuing Bank shall have the right to assign any of its rights and obligations hereunder.

         SECTION 9.9 Assignments and Participations.

         (a) Any Bank may at any time (with the consent of the Company, such consent not to be unreasonably withheld or delayed, the consent of the Agent, such consent not to be unreasonably withheld or delayed, and the consent of the Issuing Bank) sell to one or more banks or other entities whose long-term unsecured debt is rated at least "A" or the equivalent by S&P and Moody's (a "Purchasing Bank") all or any part of its rights and obligations under this Agreement and any DSR Note (which, except in the case of an assignment to a Person that, immediately before such assignment, was a Bank, shall be in an amount equal to not less than the lesser of (x) $7,000,000 and (y) 33 1/3% of the Maximum Stated Amount pursuant to an Assignment and Acceptance, executed by such Purchasing Bank, such transferor Bank, the Agent and the Issuing Bank (and, in the case of a Purchasing Bank that is not then a Bank or an Affiliate thereof, by the Company). Upon (i) such execution of such Assignment and Acceptance and (ii) delivery of a copy thereof to the Company and payment of the amount of its participation to the Agent or such transferor Bank, such Purchasing Bank shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement, to the same extent as if it were an original party hereto with the Percentage Interest as set forth in such Assignment and Acceptance, which shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of Percentage Interests arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement and any DSR Note.

         (b) Any Bank may, from time to time, sell or offer to sell participating interests in any DSR Loans owing to such Bank, such Bank's interest in any DSR Note, any Commitment of such Bank or any other interests and obligations of such Bank hereunder, to one or more banks or other entities (each, a "Participant"), on such terms and conditions as may be determined by the selling Bank, without the consent of or notice to the Company, and the grant of such participation shall not relieve any Bank of its obligations, or impair the rights of any Bank, hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank shall remain solely responsible for the performance of such Bank's obligations under this Agreement, the Company, the Agent and the Issuing Bank will continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and such Bank shall retain the sole right and responsibility to exercise the rights of such Bank, and enforce the obligations of the Company, including the right to approve any amendment, modification, supplement or waiver of any provision of any Credit Document and the right to take action under Article 6 hereof and such Bank shall not grant any such Participant any voting rights or veto power over any such action by such Bank under this Agreement (provided, that such Bank may agree not to consent to any modification, amendment or waiver of this Agreement, without the consent of the Participant, that would alter the principal of or interest on any DSR Loans, postpone the date fixed for any payment of principal of or interest thereon or extend the term of any Commitment). No Participant shall have any rights under this Agreement to receive payment of principal, interest or any other amount payable hereunder except through a Bank and as provided in this Section 9.9. The Company agrees that, upon the occurrence and during the continuance of any Event of Default, each Participant shall have the right of set-off in respect of its participating interest in amounts owing under this Agreement and any DSR Note as set forth in Section 2.21 hereof to the same extent as if the amount of its participating interest was owing directly to it as a Bank under this Agreement or any DSR Note. The Company also agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 2.18 hereof with respect to its participation granted hereunder; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the Bank transferring such participation would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred.

         (c) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.9, disclose to the Purchasing Bank or Participant or proposed Purchasing Bank or Participant any information relating to the Company furnished to such Bank by or on behalf of the Company; provided, however, that prior to any such disclosure, the Person receiving such disclosure shall sign such confidentiality agreements as the Company may reasonably request.

         SECTION 9.10 Indemnification.

         The Company agrees to indemnify, on demand, and hold harmless the Agent and each Bank (including the Issuing Bank) and each of their respective officers, directors, employees, agents and affiliates from and against any and all claims, damages, losses, liabilities, costs and expenses whatsoever that such indemnified party may incur (or that may be claimed against such indemnified party by any Person) by reason of (i) any untrue statement or alleged untrue statement of any material fact concerning the Company or the Collateral, or the omission or alleged omission to state any fact concerning the Company or the Collateral necessary to make any such statement, in light of the circumstances under which it was made, not misleading; (ii) the issuance, sale or delivery of the Senior Debt; (iii) the use of the proceeds of the Senior Debt or any Drawing; (iv) any reasonable action taken by such indemnified party in protecting and enforcing the rights and remedies of the Agent and the Banks under the Project Contracts; (v) subject to Section 7.2, the execution, delivery or transfer of, or payment or failure to pay under, the DSR Letter of Credit;
(vi) any claim of any Person with respect to any finder's fee, brokerage commission or other similar sum due in connection with any Project Contract; or
(vii) any failure by the Company to comply with any Environmental Requirement; provided, however, that the Company shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Issuing Bank's willful misconduct or gross negligence in paying under the DSR Letter of Credit or the Issuing Bank's willful or grossly negligent failure to pay under the DSR Letter of Credit after the presentation to it by the beneficiary of a draft and certificate strictly complying with the terms and conditions of the DSR Letter of Credit (unless the Issuing Bank in good faith believed itself (based upon an opinion of counsel) to be prohibited by law or legal authority from making such payment). The Company, upon demand by any party indemnified or intended to be indemnified pursuant to this Section 9.10 at any time, shall also reimburse such party for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing. If any action, suit or proceeding arising from any of the foregoing is brought against any party indemnified or intended to be indemnified pursuant to this Section 9.10 (an "Indemnified Party"), such Indemnified Party shall promptly notify the Company in writing, enclosing a copy of all papers served, but the omission so to notify the Company of any such action shall not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Section 9.10; provided, however, that the Company shall not be liable for any settlement of any such action effected without the Company's prior written consent. In case any such action shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Company to such Indemnified Party of the Company's election so to assume the defense thereof, the Company shall not be liable to such Indemnified Party for any subsequent legal or other expenses attributable to such defense, except as provided below, other than reasonable costs of investigation subsequently incurred by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of counsel by such Indemnified Party has been authorized by the Company, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnified Party in the conduct of the defense of such action (in which case the Company shall not have the right to direct the defense of such action on behalf of the Indemnified Party) or counsel for the Company shall have declined to represent the Indemnified Party in light of a potential conflict of interest or (iii) the Company shall not in fact have employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action.

         SECTION 9.11 Governing Law; Submission of Jurisdiction; Venue; Waiver
                      of Jury Trial.

         (a) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS AGREEMENT AND ANY DSR NOTE SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING AGAINST THE COMPANY WITH RESPECT TO THIS AGREEMENT, ANY DSR NOTE OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF

THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NY 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY ACTION OR PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO THE COMPANY SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE COMPANY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 9.2, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

         (b) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR
PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY DSR NOTE OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION 9.11(a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THIS AGREEMENT, ANY DSR NOTE, OR THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 9.12 Headings.

         The section and subsection headings used herein have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

         SECTION 9.13 Execution in Counterparts.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                              AES IRONWOOD, L.L.C.


                                 By:  /s/ Patricia L. Rollin
                                   ---------------------------------
                                   Name: PATRICIA L. ROLLIN
                                   Title: VICE PRESIDENT




Commitment       Percentage Interest

$17,529,452.00   100%                DRESDNER BANK AG, NEW YORK BRANCH,
                                       as Agent, the Issuing Bank and as a Bank


                                 By: /s/ Andrew Schroeder
                                   -------------------------------------
                                   Name:  ANDREW SCHROEDER
                                   Title: VICE PRESIDENT



                                 By: /s/ Kirk Edelman
                                   -------------------------------------
                                   Name: KIRK EDELMAN
                                   Title: VICE PRESIDENT



                              [DSR LETER OF CREDIT
                          AND REIMBURSEMENT AGREEMENT]

                                                                      EXHIBIT A

                  FORM OF DEBT SERVICE RESERVE LETTER OF CREDIT

Dresdner Bank AG                          Letter of Credit No. [__________]
New York Branch
75 Wall Street, 25th Floor                Irrevocable Standby Credit
New York, New York 10005-2889

Date and Place of Issue:                  Date and Place of Expiry:
New York, New York                        New York, New York
[__________], 200_                        [five years from Issue Date], as the same may be extended
                                          from time to time in accordance with the terms hereof

                                          Applicant:
                                          AES Ironwood, L.L.C.
                                          829 Cumberland Street
                                          Lebanon, PA  17042

                                          Amount:  Up to an aggregate of
                                          [__________] United States Dollars
                                          (US$ [________])

Beneficiary:                              Credit Available With:
[              ]                          Dresdner Bank AG
[Address]                                 New York Branch
Attn:                                     75 Wall Street, 25th Floor
                                          New York, New York 10005-2889
                                          By:  Negotiation, Against Presentation of the Documents
                                          Detailed Herein Drawn on
                                          Dresdner Bank AG
                                          New York Branch
                                          75 Wall Street, 25th Floor
                                          New York, New York 10005-2889


Ladies and Gentlemen:

         We irrevocably authorize you to draw on us for the account of the Applicant up to an aggregate amount of [_______________________________________]
[to be revised in accordance with Section 2.2(a)(i) prior to issuance] or, on any day, such other amount as shall be specified for such day on Schedule 1 attached to this Letter of Credit, (as reinstated from time to time as set forth in this Letter of Credit, the "Stated Amount") available against

                                    Ex. A-1
presentation of a dated drawing request drawn on Dresdner Bank AG, New York Branch, manually signed by an authorized officer of the Beneficiary (who is identified as such) appropriately completed in the form of Annex 1 hereto.

         The above drawing request and all communications with respect to this Letter of Credit shall be in writing, addressed to us at:

                  Dresdner Bank AG,
                  New York Branch
                  75 Wall Street
                  New York, NY  10005

                  Attention:        Christina Fiore
                                    Credit Administration Department

                  Telephone:        212-429-2280
                  Facsimile:        212-429-2130

         with a copy to:

                  Dresdner Bank, New York Branch
                  Global Project Finance
                  75 Wall Street
                  New York, NY  10005

                  Attention:        Andrew Cullinan
                                    Portfolio Management Group

                  Telephone:        212-429-2226
                  Facsimile:        212-429-2192

referencing this Letter of Credit No. [ ] and presented to us by delivery in person or facsimile transmission at such address, provided that the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within two (2) Business Days of the date of any such facsimile transmission.

         If the drawing request is presented in compliance with the terms of this Letter of Credit to us at such address by 12:00 noon New York City time on any Business Day, payment will be made no later than 3:00 p.m. New York City time on such Business Day and if such drawing request is so presented to us after 12:00 noon New York City time on any Business Day, payment will be made no later than 12:00 noon New York City time on the following Business Day. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable drawing request.

                                    Ex. A-2

         As used in this Letter of Credit, "Business Day" means any day on which commercial banks located in New York, New York are not required or authorized to remain closed.

         This Letter of Credit shall expire on the then applicable Stated Expiration Date or New Stated Expiration Date (as each such term is hereinafter defined), as the case may be. Notwithstanding the foregoing, we may at any time, subject to the provisions of the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of June 1, 1999, among the Applicant, the Issuing Bank and the other Banks party thereto and the Issuing Bank, as Agent (the "Reimbursement Agreement"), terminate this Letter of Credit by giving the Beneficiary and IBJ Whitehall Bank & Trust Company, as Trustee (in such capacity, the "Trustee") under the Indenture referred to in the Reimbursement Agreement, written notice thereof in the form of Annex 2 hereto by delivery in person or facsimile transmission (with written confirmation by overnight courier for receipt by the Beneficiary and the Trustee within two (2) Business Days) addressed to in the case of the Beneficiary, [ ], Attention: [ ], telephone no. ____________, telecopier no. ____________, and in the case of the Trustee, [ ],
Attention: [ ], telephone no. ____________, telecopier no. ____________, at least sixty (60) days prior to termination whereupon the Beneficiary is authorized to draw on us prior to such termination the Stated Amount of this Letter of Credit by presentation to us, in the manner and at the address specified in the third preceding paragraph, of a drawing request appropriately completed in the form of Annex 1 hereto and signed by the Beneficiary's authorized officer.

         This Letter of Credit is effective immediately but drawings hereunder shall not be permitted until we shall have received at the address set forth in the fourth preceding paragraph a dated certificate manually signed by an officer of the Beneficiary in the form of Annex 3 hereto. Unless terminated earlier in accordance with the provisions hereof, the date of expiry set forth hereinabove (the "Stated Expiration Date") may be extended for a period of one or more years at the option of the Agent effective upon the Stated Expiration Date (each expiration date of any extension being referred to as the "New Stated Expiration Date") upon notice of such extension given by Dresdner Bank AG, New York Branch, to the Beneficiary, the Collateral Agent and the Trustee by delivery in person or facsimile transmission (with written confirmation by overnight courier for receipt by the Beneficiary, the Collateral Agent and the Trustee within two (2) Business Days) addressed to in the case of the Beneficiary, [ ], Attention: [ ], the Collateral Agent, [ ], Attention: [ ], and in the case of the Trustee, [ ],
Attention: [ ] on or before the date that is forty-five (45) days prior to the Stated Expiration Date or any such New Stated Expiration Date which notice of extension shall have attached to it a revised Schedule 1, to be attached to this Letter of Credit, setting forth the Stated Amount Values (as defined in the Reimbursement Agreement) for each day of the term of this Letter of Credit (including any reductions effected pursuant to a Certificate in the form of Annex 6, but not including any reductions or reinstatements effected pursuant to a Certificate in the form of Annex 5) for the period from and including the effective date of the extension, to and including the New Stated Expiration Date.

         In the event that a drawing request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of same stating the reasons therefor and shall upon your instructions hold any non-conforming drawing request and other documents at your

                                    Ex. A-3
disposal or return any non-conforming drawing request and other documents to the Beneficiary at the address set forth above by delivery in person or facsimile transmission (with originals thereof sent by overnight courier for receipt within two (2) Business Days). Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such non-complying drawing request in accordance with the terms of this Letter of Credit.

         This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, except only defined terms used herein and the drawing requests and certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement except for such defined terms, drawing requests and certificates.

         This Letter of Credit may be assigned upon presentation to us of a signed transfer certificate in the form of Annex 4 accompanied by this Letter of Credit, in which the Beneficiary irrevocably transfers to such transferee all of its rights hereunder, whereupon we agree to either issue a substitute letter of credit to such successor or endorse such transfer on the reverse of this Letter of Credit.

         Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit. This Letter of Credit shall be reinstated as provided in Section 2.7(c) of the Reimbursement Agreement and we shall so advise the Beneficiary in a certificate in the form of Annex 5 hereto. The Stated Amount shall be reduced as provided in Section 2.7(b) of the Reimbursement Agreement. In addition, the Stated Amount Values in Schedule 1 to this Letter of Credit shall be reduced as provided in Sections 2.2(c)(ii) and
(e) of the Reimbursement Agreement to the extent that we so advise the Beneficiary pursuant to a certificate in the form of Annex 6 hereto.

         All banking charges, including any advising and negotiating bank charges, are for the account of the Applicant.

         All drawing requests under this Letter of Credit must bear the clause:

                  "Drawn under [the Issuing Bank], Letter of Credit No. [ ] dated __________ __, 200_."

                  This Letter of Credit shall not be amended except with the written concurrence of Dresdner Bank AG, New York Branch, the Applicant and the Beneficiary.

                  We hereby engage with you that a drawing request drawn strictly in compliance with the terms of this Letter of Credit and amendments thereto shall meet with due honor upon presentation.

                                    Ex. A-4

         This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision in force as from 1st of January 1994), International Chamber of Commerce Publication Number 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

         We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, we irrevocably submit to the jurisdiction of such courts solely for the purposes of this Letter of Credit. We hereby waive, to the fullest extent permitted by law, any objection we may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

                                    DRESDNER BANKAG,
                                    NEW YORK BRANCH


                                    By:
                                         ------------------------------
                                          Authorized Signature



                                    By:
                                         ------------------------------
                                          Authorized Signature



                                    Ex. A-5

                                                                         ANNEX 1

                                 DRAWING REQUEST

                                     [Date]


"Drawn under Dresdner Bank AG, New York Branch
Letter of Credit No. [        ] Irrevocable Standby Letter of Credit
dated __________ __, 200_."

Dresdner Bank AG,
New York Branch
75 Wall Street
New York, NY  10005

Attention:        Christina Fiore
                  Credit Administration Department

cc:      Dresdner Bank, New York Branch
         Global Project Finance
         75 Wall Street
         New York, NY  10005

Attention:        Andrew Cullinan
                  Portfolio Management Group

Ladies and Gentlemen:

         The undersigned hereby draws on Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit (the "Letter of Credit"), dated __________ __, 200_, issued by you in favor of us. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

         In connection with this drawing, we hereby certify that:

(A) "This drawing in the amount of US$_________ is being made pursuant to Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit issued to [Collateral Agent] pursuant to Section 3.12 of the Collateral Agency and Intercreditor Agreement, dated as of June 1, 1999, by and among the Company, IBJ Whitehall Bank & Trust Company, as Trustee, Collateral Agent and Depositary Bank, and Dresdner Bank AG, New York Branch, as DSR LOC Provider, and CP LOC Provider (as the same may be amended, supplemented or modified from time to time, the "Collateral Agency Agreement")"; and

(B) "The [Commercial Operation Date] [Guaranteed Completion Date] [Date Certain] has occurred (each capitalized term being used as defined in the Indenture)"; and

                                    Ex. A-6

         [Use one or more of the following forms of paragraph C, as applicable]

(C) "After the transfer of monies on deposit in the Debt Service Reserve Account to the Bond Payment Account, there are insufficient monies in the Bond Payment Account on the [Interest] [Principal] Payment Date occurring _______________, 200_ to pay the [interest] [and] [principal] due on the Bonds on such date (each capitalized term being used as defined in the Indenture)";

or

(C) "The long-term debt rating of Dresdner Bank AG, New York Branch has fallen below the Required Rating, and the Company has failed within 45 days to deliver a replacement letter of credit from a financial institution which meets the Required Rating (each capitalized term being used as defined in the Collateral Agency Agreement)";

or

(C) "A Trigger Event has occurred and is continuing and the written request of the Required Senior Parties contained in the Senior Party Certificates has been delivered to the Collateral Agent and not been rescinded (each capitalized term being used as defined in the Collateral Agency Agreement)";

or

(C) "You have delivered to us notice that the Letter of Credit will not be extended or replaced upon its stated expiry date of [insert Stated Expiration Date or New Stated Expiration Date, as applicable] and the Company has failed to deliver no later than 45 days prior to such stated expiry date a replacement letter of credit from a financial institution which meets the Required Rating (each capitalized term being used as defined in the Collateral Agency Agreement)";

or

(C) "There are insufficient funds available pursuant to Section 3.10(b) of the Collateral Agency Agreement to repay interest now due and payable on any DSR LOC Loans made by Dresdner Bank AG, New York Branch, in respect of drawings under Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit[, and the drawing requested hereunder, together with all drawings under the Letter of Credit do not exceed the LOC Interest Amount $____________ in the aggregate] (each capitalized term being used as defined in the Collateral Agency Agreement)"; and

(D) "The amount requested to be drawn does not exceed the Stated Amount"; and

(E) "You are directed to make payment of the requested drawing to account no. ____________ at ____________________________ [insert bank name, address and account number]."

                                    Ex. A-7

         IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this _____ day of _______________, 200_.

                                    [            ], AS
                                    COLLATERAL AGENT


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    Ex. A-8

                                                                         ANNEX 2

                    NOTICE OF TERMINATION OF LETTER OF CREDIT

                                     [Date]



[Name of Trustee],
  as Trustee
[Address]
[Address]
Attention:


[Name of Collateral Agent],
  as Collateral Agent
[Address]
[Address]
Attention:


AES Ironwood, L.L.C.
829 Cumberland Street
Lebanon, PA  17042
Attention:        Project Manager
Facsimile:        717-228-1271


Ladies and Gentlemen:

         Reference is made to Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit (the "Letter of Credit"), dated __________ __, 200_, issued by us in favor of [Collateral Agent].

         This constitutes our notice to you pursuant to the Letter of Credit that the Letter of Credit shall terminate on ___________, 200_ [insert a date which is 60 or more days after the date of this notice of termination (the "Termination Date")].

                                    Ex. A-9

         Pursuant to the terms of the Letter of Credit, you are authorized to draw (pursuant to one or more drawings), prior to the Termination Date, on the Letter of Credit in an aggregate amount that does not exceed the Stated Amount (as defined in the Letter of Credit).

                                    Very truly yours,

                                    DRESDNER BANK AG, NEW YORK BRANCH


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    By:
                                         ------------------------------
                                         Name:
                                         Title:

                                    Ex. A-10

                                                                         ANNEX 3

                          CERTIFICATE AS TO OCCURRENCE
                     OF COMMERCIAL OPERATION DATE/GUARANTEED
                          COMPLETION DATE/DATE CERTAIN

                                     [Date]


"Delivered under Dresdner Bank AG, New York Branch,
Letter of Credit No. [           ]
dated __________ __, 200_."

Dresdner Bank AG,
New York Branch
75 Wall Street
New York, NY  10005

Attention:        Christina Fiore
                  Credit Administration Department

cc:      Dresdner Bank, New York Branch
         Global Project Finance
         75 Wall Street
         New York, NY  10005

Attention:        Andrew Cullinan
                  Portfolio Management Group

Ladies and Gentlemen:

         The undersigned hereby refers to Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit (the "Letter of Credit"), dated __________ __, 200_, issued by you in favor of us.

         We hereby certify that we have received a certificate of the Company stating that the [Commercial Operation Date] [Guaranteed Completion Date] [Date Certain] has occurred (each capitalized word being used as defined in the Trust Indenture, dated as of June 1, 1999, by and among the Company, IBJ Whitehall Bank & Trust Company, as Trustee, and IBJ Whitehall Bank & Trust Company, as Depositary Bank (as the same may be amended, supplemented or modified from time to time)).

                                    Ex. A-11

         IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this _____ day of ______________, 200_.

                                    [                  ], AS
                                    COLLATERAL AGENT


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    Ex. A-12

                                                                         ANNEX 4

                          TRANSFER OF LETTER OF CREDIT

                                     [Date]


"Delivered under Dresdner Bank AG, New York Branch,
Letter of Credit No. [           ]
dated __________ __, 200_."

Dresdner Bank AG,
New York Branch
75 Wall Street
New York, NY  10005

Attention:        Christina Fiore
                  Credit Administration Department

cc:      Dresdner Bank, New York Branch
         Global Project Finance
         75 Wall Street
         New York, NY  10005

Attention:        Andrew Cullinan
                  Portfolio Management Group

Gentlemen:

         Reference is made to Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit, dated __________ __, 200_, originally issued by you in favor of [Collateral Agent] (the "Letter of Credit"). Any capitalized terms used, but not defined, herein shall have its respective meaning as set forth in the Letter of Credit.

         For value received, the undersigned, as Beneficiary under the Letter of Credit, hereby irrevocably transfers to _____________ (the "Transferee") all rights of the undersigned to draw under the Letter of Credit in their entirety.

         The Transferee is the successor to the Beneficiary, as Collateral Agent under the Collateral Agency and Intercreditor Agreement, dated as of June 1, 1999, by and among the Company, IBJ Whitehall Bank & Trust Company, as Trustee, Collateral Agent and Depositary Bank, and Dresdner Bank AG, New York Branch, as DSR LOC Provider, and CP LOC Provider (as the same may be amended, supplemented or modified from time to time, the "Collateral Agency Agreement") and all conditions to appointment of such successor set forth in the Collateral Agency Agreement have been satisfied.

                                    Ex. A-13

         By this transfer, all rights of the undersigned, as Beneficiary under the Letter of Credit, are transferred to the Transferee, and the Transferee shall have the sole rights with respect to the Letter of Credit relating to any amendments thereof and any notices thereunder. All amendments to the Letter of Credit are to be consented to by the Transferee without necessity of any consent of or notice to the undersigned.

         Simultaneously with the delivery of this notice to you, copies of this notice are being transmitted to the Transferee.

         The Letter of Credit is returned herewith, and we ask you to either issue a substitute letter of credit for the benefit of the Transferee or endorse the transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice of transfer.

                                    Very truly yours,

                                    [                      ], AS
                                    COLLATERAL AGENT


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    Ex. A-14

                                                                         ANNEX 5

                  CERTIFICATE OF REINSTATEMENT OF STATED AMOUNT

                                     [Date]



[                    ], as
  Collateral Agent
[Address]
[Address]
Attention:


Ladies and Gentlemen:

         Reference is made to Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit (the "Letter of Credit"), dated __________ __, 200_, issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit. Reference is also made to that certain Collateral Agency and Intercreditor Agreement, dated as of June 1, 1999, by and among the Company, IBJ Whitehall Bank & Trust Company, as Trustee, Collateral Agent and Depositary Bank, and Dresdner Bank AG, New York Branch, as DSR LOC Provider, and CP LOC Provider (as the same may be amended, supplemented or modified from time to time, the "Collateral Agency Agreement").

         This constitutes our notice to you pursuant to the Letter of Credit that:

         [use one or more of the following paragraphs]

         We have received repayment of a DSR LOC Loan in accordance with the provisions of the Reimbursement Agreement in the amount of $_________, and, pursuant to Section 2.7(c) of the Reimbursement Agreement, the Stated Amount is therefore increased by such amount to $___________.

         or

         We have received payment of a DSR LOC Loan in accordance with the provisions of the Reimbursement Agreement in the amount of $____________. The DSRA Required Balance (as defined in the Collateral Agency Agreement) has been previously reduced. Accordingly, the Stated Amount is hereby increased by $___________ to $__________ to the extent that such

                                    Ex. A-15
increase shall not cause the Stated Amount (when added to the balance in the Debt Service Reserve Account (as defined in the Collateral Agency Agreement)) to exceed the DSRA Required Balance.

                                    Very truly yours,

                                    DRESDNER BANK AG, NEW YORK BRANCH


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    Ex. A-16

                                                                         ANNEX 6

                    CERTIFICATE OF REDUCTION OF STATED AMOUNT

                                     [Date]


[               ], as
  Collateral Agent
[Address]
[Address]
Attention:

Ladies and Gentlemen:

         Reference is made to Dresdner Bank AG, New York Branch, Letter of Credit No. [ ] Irrevocable Standby Letter of Credit (the "Letter of Credit"), dated __________ __, 200_, issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit. Reference is also made to that certain Collateral Agency and Intercreditor Agreement, dated as of June 1, 1999, by and among the Company, IBJ Whitehall Bank & Trust Company, as Trustee, Collateral Agent and Depositary Bank, and Dresdner Bank AG, New York Branch, as DSR LOC Provider, and CP LOC Provider (as the same may be amended, supplemented or modified from time to time, the "Collateral Agency Agreement").

         This constitutes our notice to you pursuant to the Letter of Credit that we have been advised by the Applicant that:

         [use one or more of the following paragraphs]

         An event specified in Section 2.2(c)(ii) of the Reimbursement Agreement has occurred and, accordingly, each of the Stated Amount Values specified in
Schedule 1 attached to this Letter of Credit is reduced by $______ [insert amount of DSR LOC Loan being converted into DSR Bond].

         or

         The DSRA Required Balance (as defined in the Collateral Agency Agreement) has been reduced by the amount of $__________. Accordingly, pursuant to Section 2.2(e) of the Reimbursement Agreement, each of the Stated Amount Values specified in Schedule 1 attached to this Letter of Credit is reduced by $__________ [insert appropriate portion of reduction in DSRA Required Balance].


                                    Ex. A-17

         Attached hereto is a revised Schedule 1, to be attached to the Letter of Credit, modifying the Stated Amount Values in accordance with this Certificate.

                                    Very truly yours,

                                    DRESDNER BANK AG, NEW YORK BRANCH


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    Ex. A-18

                                                                       EXHIBIT B

                        FORM OF DSR LOAN PROMISSORY NOTE

[$__________]                                                 New York, New York
                                                              _________ __, 200_


         FOR VALUE RECEIVED, the undersigned, AES Ironwood, L.L.C., a Delaware limited liability company (the "Company"), hereby unconditionally promises to pay to the order of Dresdner Bank AG, New York Branch (the "Agent") for the benefit of the Banks party from time to time to the Reimbursement Agreement referred to below the lesser of (i) the principal sum of dollars ($________) and
(ii) the aggregate unpaid principal amount of DSR LOC Loans owing to the Banks by the Company under the Reimbursement Agreement, on the dates and in the amounts described therein and, if any such DSR LOC Loans shall have been converted into DSR LOC Term Loans or DSR Bonds, and replacement DSR Notes (as defined in the Reimbursement Agreement) evidencing such converted Loans shall not have been executed and delivered to the Agent, the aggregate unpaid principal amount of such DSR LOC Term Loans or DSR Bonds.

         The Company further promises to pay interest on the daily unpaid principal amount hereof from time to time outstanding on the dates and at the rates specified in the Reimbursement Agreement. This DSR LOC Loan Note is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, shall the interest contracted for or charged or received by the Agent for the account of the Banks exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to the Agent for the account of the Banks, in excess of the maximum lawful amount, the interest payable to the Agent for the account of the Banks shall be reduced to the maximum amount permitted under Applicable Law, and the amount of interest for any subsequent period, to the extent less than that permitted by Applicable Law, shall to that extent be increased by the amount of such reduction.

         The holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date each such interest payment is due and the amount of each such interest payment determined in accordance with the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the Company with the same force and effect as if such amounts were each set forth in a separate DSR LOC Loan Note executed by the Company.

         All payments due hereunder shall be made without set-off, counterclaim or deduction of any nature to the Agent, for the account of the Banks, in lawful money of the United States of America and in immediately available funds, at such place and in such manner as may be specified by the Agent pursuant to the Reimbursement Agreement.

         The holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date and amount of each DSR LOC Loan made by the Banks and

                                    Ex. B-1
each payment or prepayment of principal thereof, provided that the failure of the holder to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the Company with the same force and effect as if such amounts were each set forth in a separate DSR LOC Loan Note executed by the Company.

         This DSR LOC Loan Note is the "DSR LOC Loan Note" of the Company to the Agent, for the benefit of the Banks, referred to in, evidences each DSR LOC Loan owing to the Banks by the Company under, is subject to the provisions of, and entitles the holder to the benefits of, the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of June 1, 1999 (the "Reimbursement Agreement"), among the Company, the Banks (including the Issuing Bank), parties thereto, and the Agent, as the same may be amended, supplemented or otherwise modified from time to time and to which reference is hereby made for a more complete statement of the terms and conditions under which each DSR LOC Loan evidenced hereby is to be incurred and paid. Capitalized terms in this DSR LOC Loan Note that are not specifically defined herein shall have the meanings ascribed to them in the Reimbursement Agreement.

         The Reimbursement Agreement provides for, among other things, the acceleration of the maturity of the unpaid principal amount hereof upon the occurrence of certain stated events and for voluntary prepayments in certain circumstances and upon certain terms and conditions. The obligations of the Company under the Reimbursement Agreement and this DSR LOC Loan Note are secured by, and the holder hereof is entitled to the benefit of, the Security Documents.

         In addition to any and all costs, fees and expenses for which the Company is liable under the Reimbursement Agreement, the Company promises to pay all costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement hereof or any appeal of any judgment rendered hereon.

         The Company hereby expressly waives diligence, presentment, protest, demand, dishonor, nonpayment and notice of every kind to the fullest extent permitted by Applicable Law. No failure or delay by the holder of this DSR LOC Loan Note to exercise any right or remedy under this DSR LOC Loan Note or any other document or instrument entered into pursuant to the Reimbursement Agreement shall operate or be construed as a waiver or modification hereof or thereof.

         This DSR LOC Loan Note shall be binding upon the successors and assigns of the Company and shall inure to the Agent and its successors, endorsees and assigns. If any term or provision of this DSR LOC Loan Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         Recourse under this DSR LOC Loan Note is limited in accordance with
Section 9.7 of the Reimbursement Agreement, and the provisions of said Section
9.7 are incorporated herein by reference.

                                    Ex. B-2

         THIS DSR LOC LOAN NOTE SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING AGAINST THE COMPANY WITH RESPECT TO THIS DSR LOC LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS DSR LOC LOAN NOTE, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS DSR LOC LOAN NOTE BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                    AES IRONWOOD, L.L.C.


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    Ex. B-3

                                    SCHEDULE

                                                                                             Total Principal
                 Principal      Amount and                                                    Amount of DSR
                 Amount of        Date of        Unpaid     Date Interest                       LOC Loans
 Date          Reimbursement  Principal Paid    Principal    Payment is      Amount of         Outstanding     Notation
 Made           Obligation      or Prepaid       Balance        Due        Interest Due                        Made By



                                    Ex. B-4

                                                                       EXHIBIT C

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                          Dated __________, 199__/200__


         Reference is made to the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of June 1, 1999 (the "Reimbursement Agreement"), among AES Ironwood, L.L.C., a Delaware limited liability company (the "Company"), the Issuing Bank (as defined in the Reimbursement Agreement), the Banks (as defined in the Reimbursement Agreement) and Dresdner Bank AG, New York Branch, as Agent for the Banks (the "Agent"). Terms defined in the Reimbursement Agreement are used herein with the same meaning.

         _________________ (the "Assignor") and ___________________ (the
"Assignee") agree as follows:

         (1) The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the percentage interest specified on Schedule 1 hereto in and to all of the Assignor's rights and obligations under the Reimbursement Agreement as of the date hereof (after giving effect to any other assignments thereof made before the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof), including, without limitation, such percentage interest in the Assignor's Commitment, each of the DSR Loans owing to the Assignor and the DSR Letter of Credit. The Assignee shall pay to the Assignor, at or before 12:00 noon, local time of the Assignor, on the Effective Date, the purchase price therefor in an amount equal to the percentage interest of each of the the DSR Loans owing to the Assignor, as reflected on Schedule 1 hereto, in immediately available funds.

         (2) The Assignor (a) represents and warrants that as of the date hereof its Commitment, each of the DSR Loans owing to it and its participation in the DSR Letter of Credit (after giving effect to any other assignments of the foregoing made before the date hereof, whether or not such assignments have become effective, but without giving effect to any other such assignments also made on the date hereof) are in the respective dollar amounts specified therefor on Schedule 1 hereto; (b) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any of the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Credit Documents or any other instrument or document furnished pursuant thereto; and (d) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company or any other Person of any of its obligations under any of the Credit Documents or any other instrument or document furnished pursuant thereto.

                                    Ex. C-1

         (3) The Assignee (a) confirms that it has received copies of the Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, including such documents evidencing satisfaction of the conditions precedent set forth in the Reimbursement Agreement; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank (including the Issuing Bank) and based on such documents and information as it may deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Reimbursement Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Reimbursement Agreement are required to be performed by it as a Bank; and (e) specifies as its address for notices the address set forth beneath its name on Schedule 1 hereto.

         (4) Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent in the Register maintained by the Agent for such purpose. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").

         (5) Upon such acceptance and recording by the Agent, as of the Effective Date (a) the Assignee shall be a party to the Reimbursement Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Reimbursement Agreement.

         (6) Upon such acceptance and recording by the Agent, from and after the Effective Date the Agent shall make all payments under the Reimbursement Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments directly between themselves in respect of payments of principal, interest and/or fees under the Reimbursement Agreement for periods before the Effective Date.

         (7) Each of the Assignor and the Assignee agrees that at any time and from time to time upon the written request of the other party, it will execute and deliver such further documents and do such further acts and things as the other party may reasonably request in order to effect the purposes of this Assignment and Acceptance.

         (8) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS ASSIGNMENT AND ACCEPTANCE SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (9) This Assignment and Acceptance is executed by the parties on
Schedule 1 hereto and may be executed in one or more counterparts, each of which shall be deemed an original and

                                    Ex. C-2
all of which together shall constitute one and the same document. Execution of this Assignment and Acceptance by the Agent and the Company on Schedule 1 hereto shall constitute any consent of such Person required pursuant to Section 9.9 of the Reimbursement Agreement.









                                    Ex. C-3

                                                                   Schedule 1 to
                                                       Assignment and Acceptance

Section 1.

Percentage of Assignor interest
in Drawings, Commitments, and
DSR Loans to be assigned:                                               _______%

Section 2.

Immediately prior to Effective Date:

                  Assignor's Commitment:                               $_______

                  DSR Loans owing to Assignor:

                           DSR LOC Loan                                $_______

                           DSR LOC Term Loan                           $_______

                           DSR Bond                                    $_______

                  Assignor's participation in DSR Letter
                  of Credit:                                           $_______

                  Assignor's Percentage Interest (as defined
                  in the Reimbursement Agreement)                       _______%

Section 3.

Upon Effective Date:

                  Assignor's Commitment:                               $_______

                  Assignor's Percentage Interest:                       _______%

                  Assignee's Commitment:                               $_______

                  Assignee's Percentage Interest:                       _______%

Section 4.

Effective Date:                                      ____________________

                                    Ex. C-4

                                    [ASSIGNOR]


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    [ASSIGNEE]


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                              [ADDRESS FOR NOTICES]


Consented to on this _____ day of
__________, 199__/200__:


Dresdner Bank AG, New York Branch,
as Agent and the Issuing Bank


By:
     ------------------------------
     Name:
     Title:


By:
     ------------------------------
     Name:
     Title:


                                    Ex. C-5

Consented to on this _____ day of
__________, 199__/200__:


AES IRONWOOD, L.L.C.


By:
     ------------------------------
     Name:
     Title:

                                    Ex. C-6

                                                                       EXHIBIT D

                              AMORTIZATION SCHEDULE

         The principal amount of each DSR LOC Loan shall be due and payable to the extent of 100% of the cost available therefor on consecutive Quarterly Dates, commencing on the first such Quarterly Date to occur after such DSR LOC Loan is made, and shall in any event be due and payable, to the extent not previously paid, on the applicable DSR LOC Loan Required Payment Date. The Company shall pay interest on any DSR LOC Loan on such Quarterly Dates and on the DSR LOC Loan Required Payment Date out of cash available in the Revenue Account at the same level in the flow of funds as interest on other Senior Debt and shall repay the principal amount, if any, of DSR LOC Loans on such Quarterly Dates and on the DSR LOC Loan Required Payment Date out of 100% of the cash available in the Revenue Account after payment of Debt Service on all Senior Debt other than principal of DSR LOC Loans.

         The principal amount of each DSR LOC Term Loan shall be due and payable in quarterly installments on consecutive Quarterly Dates, commencing on the first such Quarterly Date to occur after such DSR LOC Term Loan is made, and maturing in full on the applicable DSR LOC Term Loan Required Payment Date. The amount of principal payable on each such Quarterly Date shall be equal to the amount of the principal component only of an amortization schedule based on the foregoing payment schedule and a final maturity date ten (10) years after the date on which such DSR LOC Term Loan is made and assuming (i) a fixed per annum interest rate equal to the interest rate (whether determined with reference to the Adjusted Base Rate or the Eurodollar Rate) applicable to such DSR LOC Term Loan on such date and (ii) mortgage-style payments of principal and interest.

         The principal amount of each DSR Bond shall be due and payable in quarterly installments on consecutive Quarterly Dates, commencing on the first such Quarterly Date to occur after such DSR Bond is issued, and maturing in full on the Final Maturity Date. Each DSR Bond shall be amortized on the same amortization schedule and in an amount on each Quarterly Date that bears the same proportion to the original principal amount of such DSR Bond (on the date of the conversion of the relevant DSR LOC Loan into such DSR Bond) as the amount of the required payment of principal on the Bonds bears to the remaining unpaid principal amount of the Bonds outstanding on the date of such conversion. Interest on and principal of any DSR Bond will be paid, respectively, at the same levels as interest on and principal of the Bonds.



                                    Ex. D-1

                                                                       EXHIBIT E

                    FORM OF DSR LOC TERM LOAN PROMISSORY NOTE

[$________]                                                  New York, New York
                                                             _________ __, 200_


FOR VALUE RECEIVED, the undersigned, AES Ironwood, L.L.C., a Delaware limited liability company (the "Company"), hereby unconditionally promises to pay to the order of Dresdner Bank AG, New York Branch (the "Agent") for the benefit of the Banks party from time to time to the Reimbursement Agreement referred to below the lesser of (i) the principal sum of dollars ($________) and (ii) the aggregate unpaid principal amount of the DSR LOC Term Loans owing to the Banks by the Company under the Reimbursement Agreement, on the dates and in the amounts described therein.

The Company further promises to pay interest on the daily unpaid principal amount hereof from time to time outstanding on the dates and at the rates specified in the Reimbursement Agreement. This DSR LOC Term Loan Note is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, shall the interest contracted for or charged or received by the Agent for the account of the Banks exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to the Agent for the account of the Banks in excess of the maximum lawful amount, the interest payable to the Agent for the account of the Banks shall be reduced to the maximum amount permitted under Applicable Law, and the amount of interest for any subsequent period, to the extent less than that permitted by Applicable Law, shall to that extent be increased by the amount of such reduction.

The holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date each such interest payment is due and the amount of each such interest payment determined in accordance with the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the Company with the same force and effect as if such amounts were each set forth in a separate DSR LOC Term Loan Note executed by the Company.

All payments due hereunder shall be made without set-off, counterclaim or deduction of any nature to the Agent, for the account of the Banks, in lawful money of the United States of America and in immediately available funds, at such place and in such manner as may be specified by the Agent pursuant to the Reimbursement Agreement.

The holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date and amount of each DSR LOC Term Loan made by the Banks and each payment or prepayment of principal thereof, provided that the failure of the holder to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable

                                    Ex. E-1
against the Company with the same force and effect as if such amounts were each set forth in a separate DSR LOC Term Loan Note executed by the Company.

This DSR LOC Term Loan Note is the "DSR LOC Term Loan Note" of the Company to the Agent, for the benefit of the Banks, referred to in, evidences each DSR LOC Term Loan owing to the Banks by the Company under, is subject to the provisions of, and entitles the holder to the benefits of, the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of June 1, 1999 (the "Reimbursement Agreement"), among the Company, the Banks (including the Issuing
Bank) parties thereto, and the Agent, as the same may be amended, supplemented or otherwise modified from time to time and to which reference is hereby made for a more complete statement of the terms and conditions under which each DSR LOC Term Loan evidenced hereby is to be incurred and paid. Capitalized terms in this DSR LOC Term Loan Note that are not specifically defined herein shall have the meanings ascribed to them in the Reimbursement Agreement.

The Reimbursement Agreement provides for, among other things, the acceleration of the maturity of the unpaid principal amount hereof upon the occurrence of certain stated events and for voluntary prepayments in certain circumstances and upon certain terms and conditions. The obligations of the Company under the Reimbursement Agreement and this DSR LOC Term Loan Note are secured by, and the holder hereof is entitled to the benefit of, the Security Documents.

In addition to any and all costs, fees and expenses for which the Company is liable under the Reimbursement Agreement, the Company promises to pay all costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement hereof or any appeal of any judgment rendered hereon.

The Company hereby expressly waives diligence, presentment, protest, demand, dishonor, nonpayment and notice of every kind to the fullest extent permitted by Applicable Law. No failure or delay by the holder of this DSR LOC Term Loan Note to exercise any right or remedy under this DSR LOC Term Loan Note or any other document or instrument entered into pursuant to the Reimbursement Agreement shall operate or be construed as a waiver or modification hereof or thereof.

This DSR LOC Term Loan Note shall be binding upon the successors and assigns of the Company and shall inure to the Agent and its successors, endorsees and assigns. If any term or provision of this DSR LOC Term Loan Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Recourse under this DSR LOC Term Loan Note is limited in accordance with Section
9.7 of the Reimbursement Agreement, and the provisions of said Section 9.7 are incorporated herein by reference.

THIS DSR LOC TERM LOAN NOTE SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING AGAINST THE COMPANY WITH RESPECT TO THIS DSR

                                    Ex. E-2

LOC TERM LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS DSR LOC TERM LOAN NOTE, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS DSR LOC TERM LOAN NOTE BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                    AES IRONWOOD, L.L.C.


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:

                                    Ex. E-3

                                    SCHEDULE


                 Principal      Amount and                                                     Total Principal
                 Amount of       Date of          Unpaid      Date Interest                     Amount of DSR
 Date          Reimbursement  Principal Paid     Principal     Payment is      Amount of        LOC Term Loans     Notation
 Made           Obligation      or Prepaid        Balance          Due        Interest Due       Outstanding       Made By





                                    Ex. E-4

                                                                       EXHIBIT F

                        FORM OF DSR BOND PROMISSORY NOTE

[$________]                                                   New York, New York
                                                              _________ __, 200_


FOR VALUE RECEIVED, the undersigned, AES Ironwood, L.L.C., a Delaware limited liability company (the "Company"), hereby unconditionally promises to pay to the order of Dresdner Bank AB, New York Branch (the "Agent") for the benefit of the Banks party from time to time to the Reimbursement Agreement referred to below the lesser of (i) the principal sum ___________________________________________
dollars ($________) and (ii) the aggregate unpaid principal amount of the DSR Bonds owing to the Banks by the Company under the Reimbursement Agreement, on the dates and in the amounts described therein.

The Company further promises to pay interest on the daily unpaid principal amount hereof from time to time outstanding on the dates and at the rates specified in the Reimbursement Agreement. This DSR Bond Note is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, shall the interest contracted for or charged or received by the Agent for the account of the Banks exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to the Agent for the account of the Banks in excess of the maximum lawful amount, the interest payable to the Agent for the account of the Banks shall be reduced to the maximum amount permitted under Applicable Law, and the amount of interest for any subsequent period, to the extent less than that permitted by Applicable Law, shall to that extent be increased by the amount of such reduction.

The holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date each such interest payment is due and the amount of each such interest payment determined in accordance with the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the Company with the same force and effect as if such amounts were each set forth in a separate DSR Bond Note executed by the Company.

All payments due hereunder shall be made without set-off, counterclaim or deduction of any nature to the Agent, for the account of the Banks, in lawful money of the United States of America and in immediately available funds, at such place and in such manner as may be specified by the Agent pursuant to the Reimbursement Agreement.

The holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date and amount of each DSR Bond made by the Banks and each payment or prepayment of principal thereof, provided that the failure of the holder to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against

                                    Ex. F-1
the Company with the same force and effect as if such amounts were each set forth in a separate DSR Bond Note executed by the Company.

This DSR Bond Note is the "DSR Bond Note" of the Company to the Agent, for the benefit of the Banks, referred to in, evidences each DSR Bond owing to the Banks by the Company under, is subject to the provisions of, and entitles the holder to the benefits of, the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of June 1, 1999 (the "Reimbursement Agreement"), among the Company, the Banks (including the Issuing Bank) parties thereto, and the Agent, as the same may be amended, supplemented or otherwise modified from time to time and to which reference is hereby made for a more complete statement of the terms and conditions under which each DSR Bond evidenced hereby is to be incurred and paid. Capitalized terms in this DSR Bond Note that are not specifically defined herein shall have the meanings ascribed to them in the Reimbursement Agreement.

The Reimbursement Agreement provides for, among other things, the acceleration of the maturity of the unpaid principal amount hereof upon the occurrence of certain stated events and for voluntary prepayments in certain circumstances and upon certain terms and conditions. The obligations of the Company under the Reimbursement Agreement and this DSR Bond Note are secured by, and the holder hereof is entitled to the benefit of, the Security Documents.

In addition to any and all costs, fees and expenses for which the Company is liable under the Reimbursement Agreement, the Company promises to pay all costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement hereof or any appeal of any judgment rendered hereon.

The Company hereby expressly waives diligence, presentment, protest, demand, dishonor, nonpayment and notice of every kind to the fullest extent permitted by Applicable Law. No failure or delay by the holder of this DSR Bond Note to exercise any right or remedy under this DSR Bond Note or any other document or instrument entered into pursuant to the Reimbursement Agreement shall operate or be construed as a waiver or modification hereof or thereof.

This DSR Bond Note shall be binding upon the successors and assigns of the Company and shall inure to the Agent and its successors, endorsees and assigns. If any term or provision of this DSR Bond Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Recourse under this DSR Bond Note is limited in accordance with Section 9.7 of the Reimbursement Agreement, and the provisions of said Section 9.7 are incorporated herein by reference.

THIS DSR BOND NOTE SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING AGAINST THE COMPANY WITH RESPECT TO THIS DSR BOND NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK

                                     Ex. F-2

OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS DSR BOND NOTE, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS DSR BOND NOTE BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                    AES IRONWOOD, L.L.C.


                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    Ex. F-3

                                    SCHEDULE


                 Principal       Amount and                                                  Total Principal
                 Amount of        Date of        Unpaid     Date Interest                     Amount of DSR
 Date          Reimbursement   Principal Paid   Principal    Payment is      Amount of            Bonds           Notation
 Made           Obligation       or Prepaid      Balance        Due         Interest Due       Outstanding        Made By








                                    Ex. F-4